UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARCH COAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

JOHN W. EAVES President and Chief Executive Officer

March 12, 2013

Dear fellow stockholder:

        You are cordially invited to attend our annual meeting of stockholders on Thursday, April 25, 2013. We will hold the meeting at 8:00 a.m., Mountain time, at the Wright Hotel, located at 300 Reata Drive, Wright, Wyoming 82732.

        In connection with the annual meeting, we have enclosed a notice of the meeting, a proxy statement and a proxy card. We have also enclosed a copy of our annual report for 2012 which contains detailed information about us and our operating and financial performance.

        I hope that you will be able to attend the meeting, but I know that not every stockholder will be able to do so. Whether or not you plan to attend, I encourage you to vote your shares. You may vote by telephone or via the Internet, or complete, sign and return the enclosed proxy card in the postage-prepaid envelope, also enclosed. The prompt execution of your proxy will be greatly appreciated.

        Thank you for your continued support of Arch Coal. We look forward to seeing you on April 25th.

Sincerely,

JOHN W. EAVES President and Chief Executive Officer

ARCH COAL, INC.
1 CityPlace Drive, Suite 300                    St. Louis, Missouri 63141                    t: (314) 994-2700

One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

March 12, 2013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 25, 2013

        The annual meeting of stockholders (the "Annual Meeting") of Arch Coal, Inc., a Delaware corporation (the "Company"), will be held at the Wright Hotel, located at 300 Reata Drive, Wright, Wyoming on Thursday, April 25, 2013 at 8:00 a.m., Mountain time, to:

    (1)
    Elect the three nominees for director named in the attached proxy statement;

    (2)
    Approve the Arch Coal, Inc. Omnibus Incentive Plan (formerly known as the Arch Coal, Inc. 1997 Stock Incentive Plan), a copy of which is attached to the accompanying proxy statement as Appendix A;

    (3)
    Ratify the appointment of Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2013;

    (4)
    Vote on an advisory resolution to approve the Company's named executive officer compensation; and

    (5)
    Consider any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        The close of business on March 1, 2013 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. As of the record date, there were 212,268,294 shares of common stock outstanding. If you own shares of common stock as of March 1, 2013, you may vote those shares via the Internet, by telephone or by attending the Annual Meeting and voting in person. If you received your proxy materials by mail, you may also vote your shares by completing and mailing your proxy/voting instruction card.

        An admittance card or other proof of ownership is required to attend the Annual Meeting.    If you are a stockholder of record, please retain the admission card printed on your Notice of Internet Availability of Proxy Materials or your proxy card for this purpose. Also, please indicate your intention to attend the Annual Meeting by checking the appropriate box on the proxy card, or, if voting by the Internet or by telephone, when prompted. If you have shares held by a bank or broker, you will need to ask that record holder for an admission card in the form of a confirmation of beneficial ownership. If you do not receive a confirmation of beneficial ownership or other admittance card from your bank or broker, you must bring proof of share ownership (such as a copy of the brokerage statement) to the Annual Meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote by telephone or the Internet. If you received a proxy card by mail, you may complete, date and sign the proxy card and return it in the enclosed envelope.

By Order of the Board of Directors

ROBERT G. JONES Senior Vice President-Law, General Counsel and Secretary

PROXY STATEMENT

PROXY SUMMARY

        This summary highlights information contained in this Proxy Statement. The summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders	• Time and date: 8:00 a.m. Mountain time, April 25, 2013

• Place:	Wright Hotel 300 Reata Drive Wright, Wyoming 82732

• Record Date: March 1, 2013
• Voting: Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals.
Voting items (with board recommendations in parentheses)	• Election of three directors (FOR EACH NOMINEE)
• Approval of the Arch Coal, Inc. Omnibus Incentive Plan (formerly known as the Arch Coal, Inc. 1997 Stock Incentive Plan) (FOR)
• Ratification of the appointment of Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2013 (FOR)
• Advisory resolution to approve named executive compensation (FOR)
Board nominees	• Paul T. Hanrahan. Chief Executive Officer, American Capital Infrastructure Management, LLC, and former President and Chief Executive Officer, The AES Corporation. Director since 2012.
• Steven F. Leer. Chairman of the Board of Directors, Arch Coal, Inc., and former Chief Executive Officer, Arch Coal, Inc. Director since 1992.
• Theodore D. Sands. President, HAAS Capital, LLC, and former Managing Director, Investment Banking for Global Metals/Mining Group, Merrill Lynch & Co. Director since 1999.

i

Other directors	Term expiring in 2014
• John W. Eaves. President and Chief Executive Officer, Arch Coal, Inc. Director since 2006.
• Douglas H. Hunt. Director of Acquisitions, Petro-Hunt, LLC. Director since 1995.
• J. Thomas Jones. Chief Executive Officer, West Virginia United Health System. Director since 2010.
• George C. Morris III. President, Morris Energy Advisors, Inc., and former Managing Director, Merrill Lynch & Co. Director since 2012.
• *A. Michael Perry. Former Chairman and Chief Executive Officer of Bank One, West Virginia, N.A. Director since 1998.
*Mr. Perry will be retiring immediately after the Annual Meeting.
Term expiring in 2015
• Governor David D. Freudenthal. Senior Counsel, Crowell & Moring, LLC, and former Governor, State of Wyoming. Director since 2011.
• Patricia F. Godley. Senior Counsel and Consultant, Van Ness Feldman. Director since 2004.
• Wesley M. Taylor. Former President, TXU Generation. Director since 2005.
• Peter I. Wold. President, Wold Oil Properties, Inc., and Director, Oppenheimer Funds, Inc. New York Board. Director since 2010.
Key elements of our compensation program

•

Pay for performance. A significant portion of compensation is tied to key performance-based metrics of Arch Coal, Inc. For a discussion on the performance-based metrics used, please see the discussion under "Compensation Discussion and Analysis," beginning on page 37.

• Mix of short-term and long-term incentives. Our incentive program has a mix of annual and long-term incentives.

ii

• Award caps. There are maximum limits on the short-term and long-term performance based awards.

•

Share ownership requirements. We have in place stock ownership requirements for our senior officers and directors. During 2012, the share ownership requirement for our Chief Executive Officer was increased to five-times base salary.

• New change-in-control agreements. In 2012, each senior officer amended and restated their change-in-control agreement to eliminate tax gross-up provisions.
• Independent compensation consulting firm. The Personnel and Compensation Committee utilizes an independent compensation consulting firm, which provides no other services to the Company.

iii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and Where Is the 2013 Annual Meeting of Stockholders Being Held?

        The 2013 annual meeting of stockholders (the "Annual Meeting") of Arch Coal, Inc., a Delaware corporation ("Arch" or the "Company"), will be held on Thursday, April 25, 2012. The Annual Meeting will be held at 8:00 a.m., Mountain time, at the Wright Hotel, located at 300 Reata Drive, Wright, Wyoming 82732.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials This Year Instead of a Full Set of Proxy Materials?

        In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials, including this proxy statement and the Arch 2012 Annual Report, by providing access to them via the Internet. We believe this allows us to provide our stockholders with the information they need, while lowering the costs.

        Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the "Notice") was mailed that will tell you how to access and review all of the proxy materials on the Internet. The Notice also tells you how to submit your proxy on the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting them in the Notice. We began providing access to this proxy statement and a form of proxy card on or about March 12, 2013.

Who May Vote at the Annual Meeting?

        Stockholders of the Company at the close of business on March 1, 2013, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. On the record date, Arch had 212,268,294 shares of common stock outstanding.

Who Can Attend the Annual Meeting?

        All Arch stockholders on the record date are invited to attend the Annual Meeting. Each stockholder planning to attend the Annual Meeting will be asked to present valid photo identification, such as a driver's license or passport. In addition, each stockholder must present his or her admission card, or other proof of ownership. Your admission card is printed on the Notice or attached to your proxy card or voting instruction form.

        If you own shares in street name, you will need to ask your bank or broker for an admission card in the form of a confirmation of beneficial ownership. You will need to bring a confirmation of beneficial ownership with you to vote at the Annual Meeting. If you do not receive your confirmation of beneficial ownership in time, please bring your most recent brokerage statement with you to the Annual Meeting. We can use that to verify your ownership of common stock and admit you to the meeting. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.

        No cameras, camcorders, videotaping equipment, other recording devices or large packages will be permitted in the Annual Meeting. Photographs and/or video may be taken by Arch employees or independent contractors at the Annual Meeting, and those photographs and video images may be used by Arch. By attending the Annual Meeting, you will be agreeing to Arch's use of those images and waive any claim or rights with respect to those images and their use.

What Items Will Be Voted On at the Annual Meeting?

        Stockholders will vote on four items at the Annual Meeting:

  •
  The election of three director nominees to the board of directors (the "Board") of the Company (Proposal No. 1);

  •
  The approval of the Arch Coal, Inc. Omnibus Incentive Plan (formerly known as the Arch Coal, Inc. 1997 Stock Incentive Plan) (Proposal No. 2);

  •
  The ratification of the appointment of Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2013 (Proposal No. 3); and

  •
  An advisory resolution to approve the Company's named executive officer compensation (Proposal No. 4).

What Are the Board's Voting Recommendations?

        The Board recommends you vote your shares:

  •
  "FOR" each of the director nominees to the Board (Proposal No. 1);

  •
  "FOR" the approval of the Arch Coal, Inc. Omnibus Incentive Plan (formerly known as the Arch Coal, Inc. 1997 Stock Incentive Plan) (Proposal No. 2);

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2013 (Proposal No. 3); and

  •
  "FOR" the advisory resolution to approve the Company's named executive officer compensation (Proposal No. 4).

How Do I Vote?

        If you are a registered stockholder, there are four different ways you can vote:

        By Internet —  You can vote over the Internet at www.proxyvote.com by following the instructions provided (you will need the Control Number from the Notice or proxy card you receive).

        By Telephone —  You can vote by telephone by calling the toll-free number indicated on your proxy card or voting instruction card (you will need the Control Number from the Notice or proxy card you receive).

        By Mail —  If you received your proxy materials by mail, you can vote by signing, dating and returning the accompanying proxy card.

        In Person —  You can vote in person by written ballot at the Annual Meeting.

        When your proxy is properly submitted, your shares will be voted as you indicate. If you do not indicate your voting preference, the appointed proxies (John W. Eaves and Robert G. Jones) will vote your shares FOR Proposal Nos. 1 - 4. If your shares are owned in joint names, all joint owners must vote by the same method, and if joint owners vote by mail, all of the joint owners must sign the proxy card. The deadline for voting by telephone or via the Internet, except with respect to shares held through the Arch Coal, Inc. Employee Thrift Plan as described below, is 11:59 p.m., Eastern time, on the day before the Annual Meeting.

        If you are a beneficial owner of shares held in street name, follow the instructions provided by your nominee to vote your shares. In most instances, you will be able to vote by the same methods as indicated above. You must have a legal proxy from the stockholder of record in order to vote the shares in person at the Annual Meeting.

        If your shares are held through the Arch Coal, Inc. Employee Thrift Plan, you may also vote as set forth above, except that Plan participants may not vote their Plan shares in person at the Annual Meeting. If you provide voting instructions by Internet, telephone or written proxy card, Mercer Trust Company, the Plan's Trustee, will vote your shares as you have directed. If you do not provide specific voting instructions, the Trustee will vote your shares in the same proportion as shares for which the Trustee has received instructions. Please note that you must submit voting instructions to the Trustee no later than April 22, 2013 at 11:59 p.m., Eastern time, in order for your shares to be voted by the Trustee at the Annual Meeting.

May I Change My Vote?

        You may revoke your proxy and change your vote at any time before the voting deadline for the Annual Meeting. After your initial vote, you may vote again on a later date any time prior to the Annual Meeting via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the voting deadline for the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

 How Many Votes Do I Have?

        You have one vote for each share of our common stock that you owned at the close of business on the record date. These shares include:

  •
  Shares registered directly in your name with our transfer agent, for which you are considered the "stockholder of record;"

  •
  Shares held for you as the beneficial owner through a broker, bank, or other nominee in "street name;" and

  •
  Shares credited to your account in the Arch Coal, Inc. Employee Thrift Plan.

Is My Vote Confidential?

        Yes. Voting tabulations are confidential except in extremely limited circumstances. Such limited circumstances include contested solicitation of proxies, when disclosure is required by law, to defend a claim against us or to assert a claim by us and when a stockholder's written comments appear on a proxy or other voting material.

What Are Broker Non-Votes and How Are They Counted?

        A broker non-vote occurs when a broker, bank, or other nominee holding shares on behalf of a beneficial owner is prohibited from exercising discretionary voting authority for a beneficial owner who has not provided voting instructions. Brokers, banks, and other nominees may vote without instruction only on "routine" proposals. On "non-routine" proposals, nominees cannot vote without instructions from the beneficial owner, resulting in so-called "broker non-votes." Proposal No. 3, the ratification of Ernst & Young, LLP as the Company's independent registered public accounting firm, is the only routine proposal on the ballot for the Annual Meeting. All other proposals are non-routine. If you hold your shares with a broker, bank, or other nominee, they will not be voted on non-routine proposals unless you give voting instructions to such nominee. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum at the meeting, but are not counted for purposes of determining the number of shares present and entitled to vote on non-routine matters.

What Is the Voting Requirement To Approve Each of the Proposals?

        For Proposal No. 1, the three nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors to serve until their terms expire and until their successors are duly elected and qualified. Abstentions are not counted for the purpose of the election of directors, and neither abstentions nor broker non-votes will have any effect on the voting results.

        Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting; and the total vote cast on the proposal also must represent over 50% in interest of all of our securities entitled to vote on the proposal in order for the proposal to be approved. Abstentions and broker non-votes are not treated as votes cast. Accordingly, abstentions and broker non-votes will have the effect of votes against the proposal to the extent that the total vote cast on the proposal does not represent over 50% in interest of all of our securities entitled to vote on the proposal but otherwise will not affect the outcome of the voting on Proposal No. 2.

        Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting. Abstentions and broker non-votes are not treated as votes cast. Accordingly, neither abstentions nor broker non-votes will affect the outcome of the voting on Proposal No. 3.

        Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting. The vote on Proposal No. 4, the approval of the Company's named executive officer compensation, is a non-binding advisory vote only. Abstentions and broker non-votes are not treated as votes cast. Accordingly, neither abstentions nor broker non-votes will affect the outcome of the voting on Proposal No. 4.

        If a submitted proxy does not specify how to vote, the shares represented by that proxy will be considered to be voted in favor of Proposal Nos. 1 - 4. Unless a shareholder checks the box on the proxy card or provides instructions to withhold discretionary voting authority, the appointed proxies may use their discretion to vote on any other matters properly brought before the meeting. As of the date of this proxy statement, we know of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement.

What "Quorum" Is Required for the Annual Meeting?

        In order to have a valid stockholder vote, a quorum must exist at the Annual Meeting. For the Company, a quorum exists when stockholders holding a majority of the outstanding shares of common stock are present or represented at a meeting. For these purposes, shares that are present or represented by proxy at the Annual Meeting will be counted toward a quorum, regardless of whether the holder of the shares or proxy fails to vote on a particular matter or whether a broker with discretionary voting authority fails to exercise such authority with respect to any particular matter.

What Is Householding?

        As permitted by the SEC, we may only deliver one copy of this proxy statement to stockholders residing at the same address, unless the stockholders have notified the Company of their desire to receive multiple copies of the proxy statement. This is known as householding.

        The Company will promptly deliver, upon request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Secretary, Arch Coal, Inc., One CityPlace Drive., Suite 300, St. Louis, Missouri, 63141, or by telephone at (314) 994-2700.

Where Can I Find the Voting Results?

        We intend to announce preliminary voting results at the Annual Meeting. We will publish the final results in a Current Report on Form 8-K, which we expect to file within four business days after the Annual Meeting is held. You can obtain a copy of the Form 8-K by logging on to our website at archcoal.com, by calling the Securities and Exchange Commission (SEC) at 800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at sec.gov. Information on our website does not constitute part of this proxy statement.

DIRECTORS AND CORPORATE GOVERNANCE PRACTICES

Overview

        Arch is dedicated to being a global leader in the coal industry and to creating superior long-term stockholder value. It is our policy to conduct our business with integrity and an unrelenting passion for providing the best value to our customers. All of our corporate governance materials, including the Corporate Governance Guidelines, our Code of Business Conduct and our board committee charters, are published under "Corporate Governance" in the Investors section of our website at archcoal.com. Information on our website does not constitute part of this proxy statement. The Board regularly reviews these materials, Delaware law, the rules and listing standards of the New York Stock Exchange and SEC regulations, as well as best practices suggested by recognized governance authorities, and modifies the materials as warranted.

        Our certificate of incorporation and bylaws provide for a Board that is divided into three classes as equal in size as possible. The classes have three-year terms, and the term of one class expires each year in rotation at that year's annual meeting. The size of the Board can be changed by a two-thirds vote of its members. There are currently 12 members of the Board:

John W. Eaves	Steven F. Leer
David D. Freudenthal	George C. Morris III
Patricia Fry Godley	*A. Michael Perry
Paul T. Hanrahan	Theodore D. Sands
Douglas H. Hunt	Wesley M. Taylor
J. Thomas Jones	Peter I. Wold

*
Mr. Perry will be retiring from the Board immediately after the Annual Meeting.

        The Board met nine times during 2012. Each current director attended at least 75% of the aggregate of all of the meetings of the Board and committees on which he or she served and attended the Company's 2012 annual stockholders meeting. Under the Company's Corporate Governance Guidelines, each director is expected to spend the time needed and meet as frequently as necessary to properly perform his or her duties and responsibilities, including attending annual and special meetings of the stockholders, the Board and committees of which he or she is a member.

Corporate Governance Guidelines and Code of Business Conduct

  Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines, which set forth a framework within which the Board, assisted by its committees, directs the affairs of the Company. These Guidelines address, among other items, the composition and functions of the Board, director independence, stock ownership by and compensation of directors, and director qualification standards.

  Code of Conduct

        The Company has adopted the Code of Business Conduct, which is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer, as well as all directors of the Company.

        The Corporate Governance Guidelines and the Code of Business Conduct are available on the Company's website under the "Corporate Governance" heading in the "Investors" section at archcoal.com and in print to any stockholder who requests them from the Company's Secretary. We intend to post amendments to or waivers from (to the extent applicable to one of our directors or executive officers) the Code of Business Conduct at the same location on our website. Information on our website does not constitute part of this proxy statement.

Director Independence

        It is the Board's objective to have a substantial number of directors who are independent. The Corporate Governance Guidelines incorporate the criteria established by the New York Stock Exchange to assist the Board in determining whether a director is independent. The Board has determined, in its judgment, that all but two members, Steven F. Leer and John W. Eaves, meet the New York Stock Exchange standards for independence. The independent members of the Board meet regularly without any members of management present. These sessions are normally held following or in conjunction with regular Board meetings.

        All members of our Audit, Nominating and Corporate Governance and Personnel and Compensation Committees must be independent directors in accordance with our Corporate Governance Guidelines. Members of the Audit Committee must also satisfy a separate SEC independence requirement, which provides that they may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors' compensation.

Leadership Structure

        Mr. Leer has served as the chairman of our Board since being appointed as chairman in April 2006, and served as chief executive officer of the Company until his retirement from that position in April 2012. The Board has no fixed policy with respect to the separation of the offices of chairman and chief executive officer. Instead, the Board retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interest of the Company and our stockholders at any given time. The Company's current structure is that Mr. Leer continues to serve as chairman of the Board, and Mr. Eaves serves as chief executive officer of the Company. In weighing the structure of the chairman's role, the Board believed that continuing to appoint Mr. Leer as chairman of the Board was appropriate because of Mr. Leer's deep knowledge of the Company, and continued service as a liaison between the Board and management.

        In addition, the Corporate Governance Guidelines provide that, if the chairman of the Board is the chief executive officer, or is not an independent director, the independent directors of the Board shall elect a lead director to lead executive session meetings of the independent members of the Board. James R. Boyd was the Board's lead director until his resignation from the Board in February 2013. Wesley M. Taylor has been appointed as the lead director of the Board, beginning February 2013.

        The entire Board is responsible for oversight of the Company's risk management processes. Our Vice President of Enterprise Risk Management oversees risk management efforts, provides periodic reports to the Board's Audit Committee and provides reports to our Board at least once per year. In addition, the Board and its standing committees periodically request supplemental information or reports as they deem appropriate.

Director Qualifications, Diversity and Biographies

        The Corporate Governance Guidelines provide that our Nominating and Corporate Governance Committee and Board will nominate candidates for our board of directors who possess the following principal qualities: strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In addition to these qualities, the selection criteria for nomination include recognized achievement, an ability to contribute to some aspect of our business, and the willingness to make the commitment of time and effort required of a director.

        As described in more detail below, our Board believes that each of our directors meets such criteria and has attributes and experience that make him or her well qualified to serve. While we do not have a formal diversity policy, in order to find the most valuable talent available to meet these criteria, our Board generally considers candidates diverse in geographic origin, gender, ethnic background, and professional experience (private, public, and non-profit), pursuant to our Corporate Governance Guidelines. Our goal is to include members with the skills and characteristics that, taken together, will assure a strong Board.

        Our directors have diverse backgrounds and provide experience and expertise in a number of critical areas. The Nominating and Corporate Governance Committee considers the particular experience, attributes, reputation and qualifications of directors standing for re-election and potential nominees for election, as well as the needs of our Board as a whole and its individual committees. In nominating candidates for election by our stockholders, both the Nominating and Corporate Governance Committee and the Board act pursuant to these guidelines. Both the Nominating and Corporate Governance Committee and the Board assess the effectiveness of corporate governance policies, including with respect to diversity, through completion of an annual evaluation process.

        The Nominating and Corporate Governance Committee has identified nine areas of expertise that are particularly relevant to service on the Board and has identified the directors whose key areas of expertise qualify them for each of the listed categories. The categories identified by the Nominating and Corporate Governance Committee are:

          CEO/Senior Management — Experience working as a chief executive officer or senior officer of a major public or private company or non-profit entity.

          Energy — Extensive knowledge and experience in the energy industry, either as a senior executive of an energy company, as a senior executive of a customer of an energy company or through legal or regulatory experience on energy matters.

          Environmental and Safety — A thorough understanding of safety and environmental issues and energy industry regulations.

          Finance and Accounting — Senior executive-level experience in financial accounting and reporting, auditing, corporate finance and/or internal controls.

          Governance/Board — Prior or current experience as a board member of a major organization (private, public or non-profit).

          Government Relations — Experience in or a strong understanding of the workings of government and public policy on a local, state and national level.

          Human Resources and Compensation — Senior executive-level experience or membership on a board compensation committee with an extensive understanding of compensation programs, particularly compensation programs for executive-level employees and incentive based compensation programs.

          Marketing — Senior executive-level experience in marketing combined with a strong working knowledge of our markets, customers and strategy.

          Strategic Planning — Senior executive-level experience in strategic planning for a major public, private or non-profit entity.

        The following is a list of our directors, their ages as of March 1, 2013, their occupation during the last five years and certain other biographical information, including the areas of expertise where each director or nominee is most skilled:

 CLASS I DIRECTORS WHO ARE UP FOR ELECTION AT THE ANNUAL MEETING

Director	Areas of Expertise	Occupation and Other Information
Paul T. Hanrahan Age 55 Director since 2012	CEO/Senior Management Energy Environmental & Safety Finance and Accounting Governance/Board Government Relations Marketing Human Resources and Compensation Strategic Planning	Since October 2012, Mr. Hanrahan has served as the Chief Executive Officer of American Capital Infrastructure Management, LLC, a company which invests in global energy infrastructure assets. From 2002 until 2011, Mr. Hanrahan served as President and Chief Executive Officer of The AES Corporation, a global power company headquartered in Arlington, Virginia, and as its Executive Vice President and Chief Operating Officer from 2000 to 2002. Mr. Hanrahan also served as President and Chief Executive Officer of AES China Generating Co. for more than five years. He currently serves on the boards of Ingredion Incorporated, Seven Seas Water Corporation, and GreatPoint Energy, Inc.

Mr. Hanrahan contributes to the mix of experience and qualifications the Board seeks to maintain through his current position as Chief Executive Officer of a company investing in energy infrastructure assets, as well as his former senior management positions with The AES Corporation. Serving in these capacities has provided Mr. Hanrahan with a strong understanding of the energy industry and the regulatory issues our clients face. In addition, Mr. Hanrahan brings to our Board experience in leading public companies as they expand internationally, having served as the Chief Executive Officer of a global public company. Finally, Mr. Hanrahan's experience serving on other boards provides him with valuable governance and oversight experience.

Director	Areas of Expertise	Occupation and Other Information
Steven F. Leer Age 60 Director since 1992	CEO/Senior Management Energy Environmental and Safety Finance and Accounting Governance/Board Government Relations Marketing Human Resources and Compensation Strategic Planning	Mr. Leer has been the Chairman of our board of directors since 2006. From 1992 until April 2012, Mr. Leer served as our Chief Executive Officer, and from 1992 to 2006, Mr. Leer also served as our President. Mr. Leer also serves on the boards of the Norfolk Southern Corporation, USG Corp., Parsons Corporation, the University of the Pacific, Washington University and is past chairman of the Coal Industry Advisory Board. Mr. Leer is past chairman of the boards of the Center for Energy and Economic Development, the National Coal Council and the National Mining Association.

Mr. Leer contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his position as Chairman of the Company and as the prior Chief Executive Officer of the Company. As a prior Chief Executive Officer of the Company and as the Company's Chairman, Mr. Leer has in-depth knowledge of all aspects of the Company's business and close working relationships with all of the Company's senior executives.
Theodore D. Sands Age 67 Director since 1999	Energy Finance and Accounting Governance/Board Human Resources and Compensation Strategic Planning
Since 1999, Mr. Sands has served as President of HAAS Capital, LLC, a private consulting and investment company. Mr. Sands served as Managing Director, Investment Banking for the Global Metals/Mining Group of Merrill Lynch & Co. from 1982 until 1999. Mr. Sands has also served as a member of the board of directors for several other companies.

Mr. Sands contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his prior role at Merrill Lynch and as the head of a private investment company. In leading an investment company in today's economy, Mr. Sands has a strong understanding of the financial hurdles public companies face, as well as an in-depth knowledge of the various financing avenues available for a company. In addition, his past experience as a board member for several other companies adds valuable prior oversight experience to our existing board of directors.

THE FOLLOWING CLASSES OF DIRECTORS ARE NOT UP FOR ELECTION AT THE ANNUAL MEETING

CLASS II DIRECTORS WHOSE TERM EXPIRES AT THE 2014 ANNUAL MEETING

Director	Areas of Expertise	Occupation and Other Information
John W. Eaves Age 55 Director since 2006	CEO/Senior Management Energy Environmental and Safety Governance/Board Government Relations Marketing Human Resources and Compensation Strategic Planning	Mr. Eaves currently serves as our President and Chief Executive Officer. Mr. Eaves served as our President and Chief Operating Officer from 2006 until he was elected as our Chief Executive Officer in April 2012. From 2002 to 2006, Mr. Eaves served as our Executive Vice President and Chief Operating Officer. Mr. Eaves is currently the chairman of the National Coal Council, and also serves on the boards of COALOGIX, National Mining Association, the Business Roundtable, the American Coalition for Clean Coal Electricity and the Business Council.

Mr. Eaves contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his position as President and Chief Executive Officer of the Company. As President and Chief Executive Officer, and as a result of the experience he has gained during his tenure with the Company, Mr. Eaves has intimate knowledge of all aspects of the Company's business and close working relationships with all of the Company's senior executives. In addition, Mr. Eaves has an extensive understanding of the Company's industry and customer base.
Douglas H. Hunt Age 60 Director since 1995	CEO/Senior Management Energy Environmental and Safety	Since 1995, Mr. Hunt has served as Director of Acquisitions of Petro-Hunt, LLC, a private oil and gas exploration and production company.
Finance & Accounting Human Resources and Compensation Strategic Planning
Mr. Hunt contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his long-time position as a senior officer for Petro-Hunt, LLC. As Director of Acquisitions of Petro-Hunt, LLC, Mr. Hunt has significant experience as a senior officer in the energy industry and in the strategic planning of companies as they look to grow their business.

Director	Areas of Expertise	Occupation and Other Information
J. Thomas Jones Age 63 Director since 2010	CEO/Senior Management Finance & Accounting Governance/Board Government Relations Human Resources and Compensation Strategic Planning	Mr. Jones has been Chief Executive Officer of West Virginia United Health System located in Fairmont, West Virginia since 2002. From 2000 to 2002, Mr. Jones served as Chief Executive Officer of Genesis Hospital System in Huntington, West Virginia. Mr. Jones is also a director of Premier, Inc. and Health Partners Network.

Mr. Jones contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his services as Chief Executive Officer of health systems in the State of West Virginia. Being in charge of companies in a heavily regulated industry, Mr. Jones brings the valuable experience of assisting a company navigate through an ever changing regulatory background. In addition, as a senior officer, Mr. Jones brings strong experience in handling key financial decisions for the long-term benefit of a company.

Director	Areas of Expertise	Occupation and Other Information
George C. Morris III Age 57 Director since 2012	CEO/Senior Management Energy Finance and Accounting Governance/Board Strategic Planning	Since March 2009, Mr. Morris has served as President of Morris Energy Advisors, Inc., and its successor Morris Energy Advisors, LLC. From 2006 until his retirement in March 2009, Mr. Morris served as a managing director at Merrill Lynch & Co. Prior to 2006, Mr. Morris served as a managing director of investment banking at Petrie Parkman & Co. until its acquisition by Merrill Lynch & Co. in 2006, and also previously served as a managing director of investment banking at Simmons & Company International, as a director of investment banking at Merrill Lynch & Co., and as a director of investment banking at The First Boston Corporation. Mr. Morris also serves on the board of directors of Calumet GP, LLC, the general partner of Calumet Specialty Products Partners, L.P.

Mr. Morris contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience and roles with a variety of investment companies, including his most recent role as a managing director at Merrill Lynch & Co. His experience in advising clients of investment companies provides Mr. Morris with a strong understanding of the financial hurdles public companies face, including the various financing avenues available for a company. In addition, his board member experience adds additional valuable management and oversight knowledge to our Board.

Director	Areas of Expertise	Occupation and Other Information
*A. Michael Perry Age 76 Director since 1998	CEO/Senior Management Energy Finance and Accounting Governance/Board Government Relations Strategic Planning	Mr. Perry served as Chairman of Bank One, West Virginia, N.A. from 1993 and as its Chief Executive Officer from 1983 until his retirement in 2001. Mr. Perry also serves on the board of directors of Champion Industries, Inc.

Mr. Perry contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his service with Bank One, West Virginia, N.A., together with his membership on other boards. As a result of this experience, Mr. Perry brings to the Board a strong finance and accounting background, and has experience in handling, as a senior executive in charge of a financial institution and as a board member of other companies, the long-term strategic planning of a corporation.

*
Mr. Perry will be retiring from the Board immediately after the Annual Meeting.

CLASS III DIRECTORS WHOSE TERM EXPIRES AT THE 2015 ANNUAL MEETING

Director	Areas of Expertise	Occupation and Other Information
Governor David D. Freudenthal Age 62 Director since 2011	CEO/Senior Management Energy Governance/Board Government Relations Strategic Planning	Since June 2011, Governor Freudenthal has been Senior Counsel with the law firm of Crowell & Moring, LLC. Governor Freudenthal served as the Governor of Wyoming from 2003 until January 2011. Prior to his service as Governor, he served as U.S. Attorney for the District of Wyoming. Governor Freudenthal currently serves as an Adjunct Professor at the University of Wyoming.

Governor Freudenthal contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience as Governor for the State of Wyoming. This experience has provided Governor Freudenthal with a significant understanding of the regulatory and governmental issues facing the Company in our daily operations.

Director	Areas of Expertise	Occupation and Other Information
Patricia F. Godley Age 64 Director since 2004	Energy Environmental and Safety Governance/Board Government Relations Human Resources and Compensation Strategic Planning	From 1998 until July 2012, Ms. Godley served as a partner with the law firm of Van Ness Feldman, practicing in the areas of economic and environmental regulation of electric utilities and natural gas companies. Ms. Godley retired as a partner effective July 2012, and now serves as Senior Counsel and Consultant to the firm. Ms. Godley is also a director of the United States Energy Association, which is the U.S. arm of the World Energy Council.

Ms. Godley contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her work as an attorney in the areas of economic and environmental regulations. This experience has provided Ms. Godley with an in-depth knowledge of the ever changing regulatory environment that the Company faces, and dealing with governmental agencies in this regulatory environment. From her work in this area, she also has an extensive background in the energy industry and the environmental issues facing the Company.

Director	Areas of Expertise	Occupation and Other Information
Wesley M. Taylor Age 70 Director since 2005	CEO/Senior Management Energy Environmental and Safety Finance & Accounting Governance/Board Government Relations Human Resources and Compensation Marketing Strategic Planning	Mr. Taylor was appointed lead director of the Board in February 2013. Mr. Taylor was President of TXU Generation, a company engaged in electricity infrastructure ownership and management. Mr. Taylor served at TXU for 38 years prior to his retirement in 2004. Mr. Taylor also serves on the board of directors of FirstEnergy Corporation.

Mr. Taylor contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience with TXU Generation, as well as his service as a member of the board of directors of FirstEnergy Corporation. Mr. Taylor's experience has provided him with a strong background in the energy industry. In addition, as President of TXU Generation, Mr. Taylor brings to our Board the experience of guiding a company in all aspects of its day-to-day operations.

Director	Areas of Expertise	Occupation and Other Information
Peter I. Wold Age 65 Director since 2010	CEO/Senior Management Energy Environmental and Safety Finance and Accounting Governance/Board Government Relations Strategic Planning	Mr. Wold is President and co-owner of Wold Oil Properties, Inc., an oil and gas exploration and production company. He is also Vice President of American Talc Company, a corporation that mines and processes talc in Western Texas. He is a director of the Oppenheimer Funds, Inc. New York Board. Mr. Wold has also served in the Wyoming House of Representatives, as a director of the Denver Branch of the Kansas City Federal Reserve Bank, and recently completed six years on the Wyoming Enhanced Oil Recovery Commission.

Mr. Wold contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience as President of Wold Oil Properties, Inc., as well as his positions with Oppenheimer Funds, Inc. and the Kansas City Federal Reserve Bank. This experience has provided Mr. Wold with a deep understanding of the financial hurdles and constraints companies face in today's economy. In addition, as head of an energy company, Mr. Wold has a strong understanding of the environmental and other regulatory issues the Company faces, particularly in the West.

Board Meetings and Committees

        The Board has the following five committees: Nominating and Corporate Governance, Finance, Personnel and Compensation, Audit and Energy and Environmental Policy. The table below contains information concerning the membership of each of the committees as of December 31, 2012, and the number of times the Board and each committee met during 2012. Each director attended at least 75% of the total number of meetings of the Board and of the committees on which he or she serves. In addition, all directors attended last year's annual meeting.

	Board of Directors	Nominating and Corporate Governance	Finance	Personnel and Compensation	Audit	Energy and Environmental Policy
Mr. Boyd*	M	C			M
Mr. Eaves	M		M			M
Gov. Freudenthal*	M	M		M		M
Ms. Godley*	M	M			M	C
Mr. Hunt	M	M		M		M
Mr. Hanrahan#	M	M			M
Mr. Jones	M		M		M
Mr. Leer	C		M			M
Mr. Morris	M		M		M
Mr. Perry	M	M			C
Mr. Potter*	M		M	M
Mr. Sands	M	M	C	M
Mr. Taylor	M	M		C
Mr. Wold	M			M		M
Number of 2012 meetings	9	6	5	6	6	5

C            Chair            M            Member

*
Effective February 1, 2013, Mr. Boyd and Mr. Potter resigned from the Board. Ms. Godley replaced Mr. Boyd as Chair of the Nominating and Corporate Governance Committee, and Gov. Freudenthal became Chair of the Energy and Environmental Policy Committee. Ms. Godley remained a member of the Energy and Environmental Policy Committee.
#
Effective February 28, 2013, Mr. Hanrahan was appointed Vice-Chairman of the Audit Committee.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for the following items:

  •
  identifying individuals qualified to become directors and recommending candidates for membership on the Board and its committees, as described under the heading "Nomination Process for Election of Directors;"

  •
  developing and recommending the Corporate Governance Guidelines to the Board; and

  •
  reviewing the effectiveness of Board governance, including overseeing an annual assessment of the performance of the Board and each of its committees.

        The Board has determined, in its judgment, that the Nominating and Corporate Governance Committee is composed entirely of independent directors as defined in the New York Stock Exchange listing standards. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, a copy of which is published under "Corporate Governance" in the Investors section of our website at archcoal.com.

  Finance Committee

        The Finance Committee reviews and approves fiscal policies relating to our financial structure, including our debt, cash and risk management policies. The Finance Committee also reviews and recommends to the Board appropriate action with respect to significant financial matters, including dividends on our capital stock, major capital expenditures and acquisitions, and funding policies of our employee benefit plans.

  Personnel and Compensation Committee

        The Personnel and Compensation Committee is responsible for the following items:

  •
  reviewing and recommending to the Board the design of and associated payments related to the compensation programs for our named executive officers, non-employee directors and other key personnel;

  •
  reviewing and recommending to the Board the participation of executives and other key management employees in the various compensation plans; and

  •
  monitoring our succession planning and management development practices.

        The Board has determined, in its judgment, that the Personnel and Compensation Committee is composed entirely of independent directors as defined in the New York Stock Exchange listing standards and operates under a written charter adopted by the Board, a copy of which is published under "Corporate Governance" in the Investors section of our website at archcoal.com. The report of the Personnel and Compensation Committee can be found under "Personnel and Compensation Committee Report" in this proxy statement.

  Audit Committee

        The Audit Committee is responsible for the following items:

  •
  monitoring the integrity of our consolidated financial statements, internal accounting, financial controls, disclosure controls and financial reporting processes;

  •
  confirming the qualifications and independence of our independent registered public accounting firm;

  •
  evaluating the performance of our internal audit function and our independent registered public accounting firm; and

  •
  reviewing our compliance with legal and regulatory requirements.

        The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Board has determined, in its judgment, that the Audit Committee is composed entirely of independent directors in compliance with the New York Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates under a written charter adopted by the Board, a copy of which is published under "Corporate Governance" in the Investors section of our website at archcoal.com.

        The Board has also determined, in its judgment, that Mr. Hanrahan is an "audit committee financial expert" and that each member of the Audit Committee is "financially literate." Our Corporate Governance Guidelines do not currently restrict the number of audit committees of public companies on which members of our Audit Committee may serve. The Board has determined that none of the members of the Audit Committee currently serves on the audit committees of more than three public companies. The report of the Audit Committee can be found under "Audit Committee Report" in this proxy statement.

  Energy and Environmental Policy Committee

        The Energy and Environmental Policy Committee reviews, assesses and provides advice to the Board on current and emerging energy and environmental policy trends and developments that affect or could affect us. In addition, the Energy and Environmental Policy Committee makes recommendations concerning whether, and to what extent, we should become involved in current and emerging energy and environmental policy issues.

Director Retirement/Resignation Policies

        Our Board has a policy requiring members to resign from their position on the Board effective at the Company's annual meeting immediately following a member's 72nd birthday. Vacancies on the Board may be filled by a majority of the remaining directors. A director elected to fill a vacancy, or a new directorship created by an increase in the size of the Board, serves for the remainder of the full term of the class of directors in which the vacancy or newly created directorship occurred. As a result of this policy, Mr. Perry is retiring from the Board, effective immediately after the Annual Meeting.

        The Corporate Governance Guidelines requires any nominee for director in an uncontested election who receives a greater number of votes "withheld" from his or her election than votes "for" such election to offer his or her resignation to the Board. In the event a resignation is tendered, the Nominating and Corporate Governance Committee and the Board will evaluate the best interests of the Company and its stockholders and make a determination on the action to be taken with respect to such offered resignation, which may include (i) accepting the resignation, (ii) maintaining the director but addressing the underlying cause of the withheld votes, (iii) resolving that the director will not be re-nominated in the future for election, or (iv) rejecting the resignation. Following a determination by the Board, the Company will disclose the Board's decision in a filing with the SEC, a press release, or other broadly disseminated means of communication. Each nominee for election at the Annual Meeting has agreed to follow this policy as set forth in the Corporate Governance Guidelines.

Conflicts of Interest

        Our code of conduct reflects our policy that all of our employees, including the named executive officers, and directors must avoid any activity that creates, or may create, a conflict of interest that might interfere with the proper performance of their duties or that might be hostile, adverse or competitive with our business. In addition, each of our directors and executive officers is encouraged to notify our Board when confronted with any situation that may be perceived as a conflict of interest, even if the person does not believe that the situation would violate our Code of Business Conduct or Corporate Governance Guidelines. The Board will then determine, after consultation with counsel, whether a conflict of interest exists. Directors who have a material personal interest in a particular issue may not vote on any matters with respect to that issue.

Compensation Committee Interlocks and Insider Participation

        Gov. Freudenthal, Mr. Hunt, Mr. Potter, Mr. Sands, Mr. Taylor and Mr. Wold each served on the Personnel and Compensation Committee during the 2012 calendar year. None of the directors who served on the Personnel and Compensation Committee during 2012 has been an officer or employee of Arch. None of our executives has served on the Board or compensation committee of any other entity that has or has had one or more executives serving as a member of our Board or compensation committee.

Nomination Process for Election of Directors

        The Nominating and Corporate Governance Committee has responsibility for assessing the need for new directors to address specific requirements or to fill a vacancy. The committee initiates a search for a new candidate seeking input from our chairman and from other directors. The committee may retain an executive search firm to identify potential candidates. All candidates must meet the requirements specified in our Corporate Governance Guidelines. Candidates who meet those requirements and otherwise qualify for membership on our Board are identified, and the committee initiates contact with preferred candidates. The committee regularly reports to the Board on the progress of the committee's efforts. The committee meets to consider and approve final candidates who are then presented to the Board for consideration and approval. Our chairman or the chairman of the Nominating and Corporate Governance Committee may extend an invitation to join the Board.

        Stockholder recommendations should be submitted in writing to Robert G. Jones, our Secretary, and should include information regarding nominees required under our bylaws. Individuals recommended by stockholders will receive the same consideration received by individuals identified to the Nominating and Corporate Governance Committee through other means.

Communicating With the Board of Directors

        Our Board has established procedures intended to facilitate communication by stockholders and interested parties directly with the Board as a whole, any of our Board committees, our lead director, any other individual director or group of directors, including our non-employee directors as a whole. Such communications may be confidential or anonymous, and may be reported by phone to our confidential hotline at 866-519-1881 or by writing to the individual directors or group in care of Arch Coal, Inc., One CityPlace Drive, Suite 300, St. Louis, Missouri 63141, Attention: Senior Vice President-Law, General Counsel and Secretary. All such communications are promptly communicated to the Chairman, lead director, the chairman of the Audit Committee or our Director of Internal Audit, as appropriate.

 ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

        A total of three directors are up for election at the Annual Meeting. The terms of each of these directors will expire at the Annual Meeting. Our Board has nominated each of those individuals for re-election for a three-year term that will expire in 2016.

        To the knowledge of the Board, no nominee will be unwilling or unable to serve as a director. All nominees have consented to be named in the proxy statement and to serve if elected. If, however, a nominee is unavailable for election, your proxy authorizes us to vote for a replacement nominee if the Board names one. As an alternative, the Board may reduce the number of directors to be elected at the Annual Meeting.

Recommendation of the Board

        The Board recommends a vote "FOR" each nominee.

APPROVAL OF THE ARCH COAL, INC. OMNIBUS INCENTIVE PLAN
(FORMERLY KNOWN AS THE ARCH COAL, INC. 1997 STOCK INCENTIVE PLAN)
(PROXY ITEM NO. 2)

        The Company currently maintains the Arch Coal, Inc. 1997 Stock Incentive Plan, as amended and restated October 21, 2010 (the "Current Plan"). The Board believes that the Current Plan has been effective in attracting and retaining highly-qualified employees and other key contributors to the Company's business, and that the awards granted under the Current Plan have provided an incentive that aligns the economic interests of plan participants with those of our stockholders. The Personnel and Compensation Committee (the "Committee"), with the assistance of the Committee's independent compensation consultant, has reviewed the Current Plan to determine whether it remains a flexible and effective source of incentive compensation in terms of the number of shares of stock available for awards and in terms of its design, as well as whether it generally conforms with best practices in today's business environment.

        Based on its review, the Committee recommended that the Current Plan be amended and restated to:

  •
  add 8,400,000 shares of the Company's stock to the reserve available for new awards;

  •
  add the flexibility to make cash-based incentive awards;

  •
  update the annual individual award limits to reflect changes in the Company's market capitalization and better manage deductibility of performance-based awards granted under the Plan; and

  •
  update and streamline certain administrative practices.

        Accordingly, the Board approved, and recommends that the Company's stockholders approve, the Arch Coal, Inc. Omnibus Incentive Plan (formerly known as the Arch Coal, Inc. 1997 Stock Incentive Plan), as amended and restated effective January 1, 2013 (the "Omnibus Plan"). Upon approval of the Omnibus Plan by the Company's stockholders, the Omnibus Plan will replace the Current Plan and no new awards will be made under the terms of the Current Plan. However, any outstanding awards previously granted under the Current Plan will continue in effect after approval of the Omnibus Plan and will not be deemed amended or modified by the adoption and approval of the Omnibus Plan. If the Omnibus Plan is not approved by the Company's stockholders, the Current Plan will remain in effect according to its terms and the Company may continue to grant awards under that plan.

        Stockholder approval of the Omnibus Plan also is desired to ensure the tax deductibility by the Company of certain performance-based awards granted under the Omnibus Plan for purposes of Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and to meet the listing requirements of the New York Stock Exchange.

        Currently there are 22,500,000 shares authorized under the Current Plan; however only a total of 4,542,538 shares remain available for issuance under the Current Plan. Based on the number of shares required to grant annual equity awards to our existing population of eligible employees based on historical grants, we project that this share pool will be exhausted in less than two years. The Company believes that the additional shares, in addition to the remaining share pool under the Current Plan, would create a share pool that will be sufficient for annual grants to eligible employees for approximately four years. Based on

ISS's methodology, we have calculated that our three-year average equity expenditures (sometimes called "burn rate"), is 0.65%, which is significantly lower than ISS's applicable policy guidelines maximum burn rate of 4.02% for the Company's industry group. Given our burn rate, we believe that our share usage is reasonable in relation to our industry peers. Without the ability to provide equity compensation to our employees, the alignment between our stockholders and total compensation levels for our employees will be diminished.

        In addition, we periodically review the dilutive effect of our stock plans on stockholders (sometimes called "overhang"). As of February 1, 2013, assuming approval of the Omnibus Plan, the 8,400,000 additional shares proposed to be reserved for grants under the Omnibus Plan represent an overhang of 3.96%, and the overhang for the total shares reserved under the Omnibus Plan subject to outstanding awards or available for new grants would be 8.89%.

        For purposes of calculating the overhang in the previous paragraph, we are using "fully diluted overhang," which equals Amount A divided by Amount B, where Amount A equals the sum of all outstanding stock options, unvested restricted stock and restricted stock units, plus shares available for future grants under the plan, and Amount B equals the sum of total shares of our common stock outstanding plus Amount A. As of February 1, 2013: (i) the number of outstanding stock options and unvested restricted stock and restricted stock units equals 5,938,425; (ii) the number of shares available for future grants under the plan assuming approval of the Omnibus Plan equals 12,942,538; and (iii) the number of shares of our common stock outstanding equals 212,277,265.

        The material features of the Omnibus Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Omnibus Plan, the full text of which is set forth as Appendix A to this proxy statement.

Administration

        The Omnibus Plan is administered by the Committee. Subject to the express provisions of the Omnibus Plan, the Committee has the authority, in its discretion, to interpret the Omnibus Plan, establish rules and regulations for its operation, select eligible individuals to receive awards and determine the form and amount and other terms and conditions of such awards.

Summary of Award Terms and Conditions

        Awards under the Omnibus Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, other stock-based awards and cash-based incentive awards.

  Stock Options

        The Committee may grant to a participant options to purchase Company common stock that qualify as incentive stock options for purposes of Section 422 of the Code ("incentive stock options"), options that do not qualify as incentive stock options ("nonqualified stock options") or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee.

        The exercise price for stock options will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company's common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. On March 1, 2013, the market price per share of the Company's common stock was $4.90 based on the closing price of the common stock on the New York Stock Exchange on such date.

        Stock options must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The Omnibus Plan provides for earlier termination of stock options upon the participant's termination of service, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

        At the Committee's discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of the Company's common stock held by the participant or in any other form of consideration acceptable to the Committee (including one or more forms of "cashless" or "net" exercise).

  Stock Appreciation Rights

        The Committee may grant to a participant an award of stock appreciation rights, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the stock appreciation right exercise price, multiplied by (ii) the number of shares of common stock with respect to which the stock appreciation right is exercised.

        The exercise price for a stock appreciation right will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company's common stock on the date when the stock appreciation right is granted. Stock appreciation rights must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant. Upon exercise of a stock appreciation right, payment may be made in cash, shares of Company stock or a combination of cash and stock.

  Restricted Shares and Restricted Units

        The Committee may award to a participant shares of common stock subject to specified restrictions ("restricted shares"). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

        The Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives ("restricted units"). The terms and conditions of restricted share and restricted unit awards are determined by the Committee.

        For participants who are subject to Section 162(m) of the Code, the performance targets described in the preceding two paragraphs may be established by the Committee, in its discretion, based on one or more of the following measures (the "Performance Goals"):

Operating Income	Net Income
Debt Reduction	Earnings Per Share
Cash Flow	Cost Reduction
EBITDA	Environmental Compliance
Safety Performance	Operating Cost Per Ton
Production Rates	Total Stockholder Return
Financial Return Measures

        The Performance Goals may be measured with respect to the Company or any one or more of its subsidiaries, divisions or affiliates, either in absolute terms or as compared to another company or companies, or an index established or designated by the Committee. The above terms will have the same meaning as in the Company's financial statements, or if the terms are not used in the Company's financial statements, either as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

  Other Stock-Based Awards

        The Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, stock appreciation rights, restricted shares or restricted units. Such awards may include stock purchase rights, phantom stock arrangements, performance units or awards valued in whole or in part by reference to the Company's common stock. The terms and conditions of each other stock-based award will be determined by the Committee. With respect to participants subject to Section 162(m) of the Code, any applicable performance targets will be established, in the Committee's discretion, based on one or more of the Performance Goals described under the section titled "Restricted Shares and Restricted Units" above. Payment under any other stock-based awards will be made in common stock, cash or a combination of stock and cash, as determined by the Committee.

  Cash-Based Incentive Awards

        The Omnibus Plan authorizes performance-based cash incentive compensation to be paid to "covered employees" within the meaning of Section 162(m) of the Code. The material terms of the cash-based incentive compensation feature of the Omnibus Plan are as follows:

  •
  The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Committee to be subject to Section 162(m) of the Code.

  •
  The targets for cash-based incentive payments to covered employees will consist only of one or more of the Performance Goals. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

  •
  The Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Committee will, however, have the flexibility to use negative discretion to reduce this amount.

  Dividend Equivalents

        The Committee may provide for the payment of dividend equivalents with respect to any stock-based awards under the Omnibus Plan other than options and stock appreciation rights. Any dividend equivalents payable with respect to performance-based awards will be subject to the same vesting and forfeiture conditions as the award itself.

  Effect of a Change in Control or Similar Corporate Transactions

        In the event of a "change in control" of the Company (as defined in the Omnibus Plan) or other corporate transactions having a similar effect on the Company, outstanding awards will be subject to the specific terms as may be set forth in the applicable award agreement, which may include assumption or substitution of such awards with equivalent awards, accelerated vesting (either on the change in control or the occurrence of both a change in control and other events such as the participant's involuntary termination), or settlement in cash or cash equivalents.

  Minimum Vesting and Forfeiture Periods for Full Value Awards

        Stock-based awards other than options and stock appreciation rights granted under the Omnibus Plan will vest over or have a minimum forfeiture period of no less than three years. However, if awards are performance-based, the minimum vesting or forfeiture period may be one year. In addition, the minimum vesting or forfeiture requirements will not apply to awards that are (i) granted to non-employee directors or consultants, (ii) accelerated or waived as a result of the participant's death, disability or other involuntary termination, or in the event of a change of control, or (iii) granted in connection with new hires. The Committee also will have discretion to award up to 5% of the shares reserved under the Omnibus Plan without regard to these minimum vesting or forfeiture periods.

Eligibility and Limitation on Awards

        The Committee may grant awards to any employee, non-employee director or consultant of the Company or any of its participating subsidiaries. While the selection of participants is within the discretion of the Committee, it is currently expected that participants will be primarily officers and salaried management level employees, as well as non-employee directors of the Company. It is presently contemplated that approximately 98 persons will be eligible to receive awards under the Omnibus Plan.

        The maximum awards that can be granted under the Omnibus Plan to a single participant in any calendar year are (i) 1,250,000 shares in the form of options or stock appreciation rights, (ii) 500,000 shares in the form of restricted shares or restricted units, (iii) 500,000 shares in the form of other stock-based awards, and (iv) $5,000,000 in the form of cash-based awards. However, these limits will not apply if the Committee expressly determines that an award is not intended to qualify as performance-based under Section 162(m) of the Code.

Awards Granted Under the Omnibus Plan

        The future amounts that will be received by participants under the Omnibus Plan are not determinable. The stock awards granted to the Company's named executive officers under the Current Plan and outstanding as of December 31, 2012 are set forth in the Outstanding Equity Awards at December 31, 2012 Table found under "Executive Compensation." As of February 1, 2013, (i) the Company's executive officers as a group (nine officers) held outstanding stock option grants for 3,053,100 shares and restricted stock unit grants for 326,000 shares, (ii) the Company's non-employee directors as a group (twelve directors) held restricted stock unit grants for 28,960 shares, and (iii) our employees other than our executive officers (147 employees) held outstanding stock option grants for 2,185,378 shares and restricted stock unit grants for 156,197 shares.

Shares Subject to the Omnibus Plan

        The number of shares of the Company's common stock reserved for issuance with respect to awards under the Current Plan is 22,500,000. As of December 31, 2012, 4,542,538 shares remain available for new awards. The Board has authorized, subject to stockholder approval, an additional 8,400,000 shares of the Company's common stock to be available for new awards under the Omnibus Plan.

        Shares of common stock underlying awards granted under the Omnibus Plan or the Current Plan that expire or are forfeited or terminated for any reason (as a result, for example, of the lapse of an option or a forfeiture of restricted shares), as well as any shares underlying an award that is settled in cash rather than stock, will be available for future grants under the Omnibus Plan. In addition, shares of stock that are surrendered to or withheld by us in payment or satisfaction of the exercise price of an award or any tax withholding obligation with respect to an award will be available for future grants. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available for new awards under the Omnibus Plan. Shares to be issued under the Omnibus Plan will be authorized but unissued shares of common stock or shares of stock reacquired by the Company.

Anti-Dilution Protections

        In the event of any reorganization, merger, or consolidation, subdivision or consolidation of shares of stock or other capital readjustment, payment of stock dividend, stock split, spin-off, combination of shares or recapitalization or other increase or reduction of the number of shares of stock outstanding, or any similar event, the Committee is empowered to make appropriate and equitable adjustments to (i) the number and kind of shares of stock available under the Omnibus Plan, (ii) the number and kind of shares of stock subject to outstanding awards, (iii) the per-share exercise or other purchase price under any outstanding award, and (iv) the annual award or other maximum award limits applicable under the Omnibus Plan.

Clawback Provisions

        The Omnibus Plan provides that in the event of a restatement of the Company's financials due to material noncompliance with any financial reporting requirements under the law, a participant will be required to reimburse the Company for any amounts earned or payable in connection with an incentive award under the plan to the extent required by law and any applicable Company policies.

Amendment and Termination

        The Board may suspend, terminate, modify or amend the Omnibus Plan, provided that any amendment that would (i) increase the aggregate number of shares of stock which may be issued under the Omnibus Plan, (ii) change the method of determining the exercise price of option awards, or (iii) materially modify the eligibility requirements for the Omnibus Plan, will be subject to the approval of our stockholders, except for modifications or adjustments relating to the anti-dilution protection described above. No suspension, termination, modification or amendment of the Omnibus Plan may terminate a participant's existing award or materially and adversely affect a participant's rights under such award without the participant's consent. However, these provisions do not limit the Board's authority to amend or revise the Omnibus Plan to comply with applicable laws or governmental regulations.

No Repricing

        The Omnibus Plan specifically prohibits the repricing of stock options or stock appreciation rights without stockholder approval. For this purpose, a "repricing" means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a stock option or stock appreciation right to lower its exercise price; (ii) any other action that is treated as a "repricing" under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a stock option or stock appreciation right at a time when its exercise price is greater than the fair market value of the underlying stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change. Such cancellation and exchange would be considered a "repricing" regardless of whether it is treated as a "repricing" under generally accepted accounting principles and regardless of whether it is voluntary on the part of the participant.

Federal Income Tax Consequences

        The federal income tax consequences of the issuance and exercise of awards under the Omnibus Plan are as described below. The following information is only a summary of the tax consequences of the awards, and participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

        Incentive Stock Options.    A participant who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes on either the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option by the participant (the required statutory "holding period"), (i) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the exercise price; and (ii) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the lesser of (1) the excess of the fair market value of the shares at the time of exercise over the exercise price, and (2) the gain on the sale. Also in that case, the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the exercise price results in a capital loss. The excess of the fair market value of the shares on the date of exercise over the exercise price is, however, includable in the participant's income for alternative minimum tax purposes.

        Nonqualified Stock Options.    A participant who is granted a nonqualified stock option under the Omnibus Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares, subject to certain limits on the deductibility of compensation under the Code. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the participant as ordinary income.

        Stock Appreciation Rights.    A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the award. Upon the exercise of a stock appreciation right, (i) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of our stock from the date of grant of the award to the date of exercise), and (ii) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

        Restricted Stock.    A participant will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant, within 30 days after transfer of such restricted shares to the participant, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction, subject to certain limits on the deductibility of compensation under the Code. Any disposition of shares after the restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the participant as dividends and will not be deductible by the Company.

        Restricted Share Units.    A participant will normally not recognize taxable income upon an award of restricted share units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the settlement of the award, the participant will recognize ordinary taxable income in an amount equal to any cash received and the fair market value of any common stock received and the Company will be entitled to a deduction in the same amount, subject to certain limits on deductibility of compensation under the Code. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period.

        Other Stock-Based Awards and Cash-Based Awards.    Normally, a participant will not recognize taxable income upon the grant of other stock-based awards or cash-based awards under the Omnibus Plan. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount, subject to certain limits on deductibility of compensation under the Code.

Effective Date

        The Omnibus Plan will be effective as of January 1, 2013, if approved by the stockholders of the Company. If not approved by the stockholders, no awards will be made under the Omnibus Plan and the Current Plan will continue in effect, subject to its existing terms and conditions.

Vote Required

        Approval of the Omnibus Plan will require the affirmative vote of a majority of the shares present and entitled to vote at the meeting, provided that the total vote cast on the proposal represents over 50% in interest of all of our securities entitled to vote on the proposal and assuming the presence of a quorum. If the stockholders do not approve the Omnibus Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

Recommendation of the Board

        The Board recommends a vote "FOR" Proposal No. 2.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL NO. 3)

        Ernst & Young LLP was our independent registered public accounting firm for 2012. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for 2013. The Audit Committee and the Board are requesting that stockholders ratify this appointment. In the event the stockholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee believes such a change would be in our best interests and the best interests of our stockholders. Representatives of Ernst & Young LLP are expected to be available at the Annual Meeting to make a statement if they desire to do so and to be available to respond to appropriate questions.

Fees Paid to Auditors

        The following table sets forth the fees accrued or paid to Ernst & Young LLP, the Company's independent registered public accounting firm, for the years ended December 31, 2012 and December 31, 2011:

	Fee
Service	2012	2011
Audit(1)	$2,367,143	$2,399,372
Audit-Related(2)	76,000	46,500
Tax(3)	—	151,136
All Other	—	—

(1)
Audit services performed by Ernst & Young LLP in 2012 and 2011 included the annual financial statement audit (including required quarterly reviews) and other procedures performed by Ernst & Young LLP to form an opinion on our consolidated financial statements and to issue their consent to include their audit opinion in registration statements we filed with the SEC. Audit services in 2012 and 2011 also included the deliverance of comfort letters by Ernst & Young LLP in connection with the issuance of senior notes in November 2012 and with the issuance of common stock and senior notes in June 2011. Audit services in 2012 also include fees related to the statutory audits of our international subsidiaries.

(2)
Audit-related fees in 2012 relate to the audit of a carve-out entity in anticipation of a divestiture and in 2011 relate to due diligence procedures performed by Ernst & Young LLP in connection with potential business acquisitions.

(3)
Fees for tax services and related expenses in 2011 related to tax advice and tax planning services performed by Ernst & Young LLP.

        The Audit Committee has adopted an audit and non-audit services pre-approval policy that requires the Audit Committee, or the chairman of the Audit Committee, to pre-approve services to be provided by our independent registered public accounting firm. The Audit Committee will consider whether the services to be provided by the independent registered public accounting firm are prohibited by the SEC's rules on auditor independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service. The Audit Committee is mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services. The Audit Committee has delegated to the chairman of the Audit Committee pre-approval authority between meetings, and the chairman must report any pre-approval decisions to the full Audit Committee at the next regularly scheduled meeting. All non-audit services performed by Ernst & Young LLP in 2012 and 2011 were pre-approved in accordance with the procedures established by the Audit Committee.

Recommendation of the Board

        The Board recommends a vote "FOR" Proposal No. 3.

ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
(PROPOSAL NO. 4)

        The Board has adopted a policy to hold an annual advisory vote on executive compensation until the next required vote on the frequency of such advisory votes. We are required to hold such frequency votes at least every six years. We are seeking advisory stockholder approval of the compensation of named executive officers as disclosed in the section of this proxy statement entitled "Executive Compensation." Stockholders are being asked to vote on the following advisory resolution:

        "RESOLVED, that the stockholders advise that they approve the compensation of Arch Coal, Inc.'s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and any related material)."

        The compensation of our named executive officers (NEOs) is designed to tie a substantial percentage of a NEO's compensation to the attainment of financial and other performance measures that, the Board believes, promote the creation of long-term stockholder value and position the Company for long-term success. As described more fully in the Compensation Discussion and Analysis (CD&A), the total mix of compensation that the Company offers its NEOs is designed to enable the Company to attract and maintain top talent while, at the same time, creating a close relationship between performance and compensation. The Personnel and Compensation Committee and the Board believe that the design of the program, and as a result the compensation awarded to NEOs under the current program, fulfills this objective.

        Stockholders are urged to read the CD&A section of this proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.

        Although the vote on this Proposal No. 4 is non-binding, the Board will review the voting results in connection with its ongoing evaluation of the Company's compensation program. The final decision on the compensation and benefits of our NEOs remains with the Board.

Recommendation of the Board

        The Board recommends a vote "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the stockholders advise that they approve the compensation of Arch Coal, Inc.'s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and any related material)."

OTHER MATTERS

        The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis describes the material elements of compensation to each of the following named executive officers of Arch Coal, Inc. (the "named executive officers" or "NEOs"), for fiscal year 2012:

Name	Title	*Years of Service
John W. Eaves	President and Chief Executive Officer	30
John T. Drexler	Senior Vice President and Chief Financial Officer	15
Paul A. Lang	Executive Vice President and Chief Operating Officer	28
David N. Warnecke	Senior Vice President — Marketing and Trading	29
Robert G. Jones	Senior Vice President — Law, General Counsel and Secretary	21
Steven F. Leer(1)	Chairman and Former Chief Executive Officer	32

(1)
Mr. Leer retired as Chief Executive Officer effective as of April 26, 2012.

*
Includes the following years of service attributable to employment with one or more of our predecessor entities: Mr. Eaves — 15 years, Mr. Lang — 13 years, Mr. Jones — 6 years, Mr. Warnecke — 13 years and Mr. Leer — 16 years.

  Overview

        Our compensation programs are designed to attract, motivate and retain highly talented executives. We believe that our success in creating long-term value for our stockholders depends on our ability to closely align the interests of our named executive officers with the interests of our stockholders. We encourage sustained long-term profitability and increased stockholder value by linking a significant portion of each named executive officer's compensation to our achievement of financial and operating performance, which are not guaranteed. We use equity-based awards and other mechanisms to align the long-term interests of our named executive officers with those of our stockholders.

        We have determined the type and amount of compensation for each NEO after considering a variety of factors, including the executive's position and level of responsibility within our organization, comparative market data and other external market-based factors. The Committee uses this information when establishing compensation in order to achieve a comprehensive package that emphasizes pay-for-performance and is competitive in the marketplace. For the 2012 fiscal year, the pay mix at target for the CEO and other NEOs for fiscal 2012 is displayed below.

(1)
Pay mix for Mr. Eaves, based on compensation levels set after being appointed as CEO, effective April 26, 2012. Does not include pay mix for Mr. Leer, who retired as Chief Executive Officer effective as of April 26, 2012. The pay mix at target levels for Mr. Leer prior to April 26, 2012 was 18% base salary, 20% annual incentive and 62% long-term incentive.

(2)
Average pay mix for Mr. Drexler, Mr. Jones, Mr. Lang and Mr. Warnecke.

  Highlights of Compensation Practices

        During 2012 we employed the following compensation practices, which highlight the Company's effort to align the interests of our named executive officers with the interests of our stockholders.

  •
  Pay for performance.  A significant portion of compensation is tied to key performance-based metrics that are disclosed in this proxy statement.

  •
  Mix of short-term and long-term incentives.  Our incentive program has a mix of annual and long-term incentives.

  •
  Award caps.  There are maximum limits on the short-term and long-term performance based awards.

  •
  Share ownership requirements.  The Company has in place stock ownership requirements for its senior officers and directors. In addition, during 2012, the Company increased the share ownership requirement for its CEO to five times base salary.

  •
  New Change-in-Control Agreements.  In 2012, each NEO, together with all other senior officers, amended and restated their change-in-control agreement to eliminate tax gross up provisions.

  •
  Independent compensation consulting firm.  The Committee utilizes an independent compensation consulting firm, which provides no other services to the Company.

  Our Compensation Process

        The Committee uses current compensation levels, performance, long-term career goals, future leadership potential and succession planning, among other factors, in determining appropriate compensation levels for our NEOs. The Committee does not use a formula to weight these factors, but instead uses these factors to provide context within which to assess the significance of comparative market data and to differentiate the level of compensation among our NEOs.

        After the end of the performance period to which a particular incentive award relates, the Committee reviews our performance relative to the applicable performance targets and recommends payouts based on that performance. The Committee generally retains discretion to recommend payouts that are above or below actual performance levels for the applicable performance period. However, with respect to awards intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee retains only the discretion to reduce award payouts. For purposes of determining the amount of a payout to recommend, the Committee may also consider infrequent or non-recurring items that are not reflective of ongoing operations or the effects of major corporate transactions or other items that the Committee determines, in its judgment, significantly distort the comparability of our actual performance against the performance targets.

        Annually, the Committee reviews the design of our named executive officer compensation program, including whether the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on us. In doing so, the Committee assesses whether compensation programs used in prior years have successfully achieved our compensation objectives. The Committee also considers the extent to which our compensation program is designed to achieve our long-term financial and operating goals. The Committee has retained the independent compensation consulting firm listed below under "Role of Compensation Consultants" to help analyze certain comparative market data. Certain members of management participate in this process by assembling and summarizing data used by the Committee. The Committee and its compensation consultant reviewed our compensation policies and practices, and the Committee has determined that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

  Role of Compensation Consultants

        During 2012, the Committee retained Meridian Compensation Partners, LLC ("Meridian") as an independent compensation consulting firm to provide the Committee advice on executive compensation matters. Meridian assisted the Committee in the development of a compensation peer group, which is described in more detail below. Meridian also advised the Committee on competitive compensation practices, mix of compensation elements and comparative market data, which the Committee considered in addressing and determining the appropriate levels of compensation for each NEO relative to the marketplace.

        The Committee has reviewed the independence of Meridian and has determined that Meridian has no conflicts of interest. In particular, Meridian does not provide any other services to the Company. The Committee has sole authority to retain or replace Meridian in its role as its consultant. The Committee regularly reviews the performance and independence of Meridian, as well as fees paid. A representative of Meridian attends committee meetings as requested to serve as a resource on compensation matters. In order to encourage independent review and discussion of compensation matters, the Committee has the authority to, and does from time to time, meet with Meridian in executive session.

  Role of Management

        Our chief executive officer and vice president of human resources receive compensation peer group information from our compensation consultant, and then provide the Committee with compensation recommendations for our NEOs, other than the chief executive officer, including base salary, annual cash incentive opportunity and long-term incentive opportunities. Management provides a current market value for each proposed element and for the total targeted value, as well as the median and other select percentile market values for the named executive officers' peers. Management obtains the comparative market information primarily from materials provided by our compensation consultant. Our chief executive officer does not recommend his own base salary or target or actual payout amounts under our annual or long-term incentive awards.

        Annually, the Committee reviews the performance of our chief executive officer and makes recommendations to the Board regarding his compensation. In doing so, the Committee uses information provided by our compensation consultant and certain historical financial and operating performance data provided by management. The Committee believes that the compensation opportunities granted to our chief executive officer, while higher in the aggregate than compensation granted to our other executives, are appropriate taking into consideration our chief executive officer's overall leadership responsibilities.

  Compensation Peer Group

        For the 2012 compensation program, based on information provided by Meridian, the Committee evaluated and defined three appropriate peer groups: (i) the Coal/Mining Peer Group; (ii) the Energy Peer Group; and (iii) General Industry Peer Group. Each of these peer groups are described below.

        Coal/Mining Peer Group.    Based on the uniqueness of the mining industry and the limited number of direct peer companies available, the Committee approved the use of three compensation peer groups to be reviewed together. The primary peer group, the Coal/Mining Peer Group, consisted of companies within the coal/mining industry. These companies were selected because they are the most direct competitors for industry talent. The Coal/Mining Peer Group consisted of the following companies:

Name:	2011 Revenue ($ in thousands)
Alliance Resource Partners, L.P.	1,610
Alpha Natural Resources, Inc.	3,917
Cliffs Natural Resources, Inc.	4,694
Cloud Peak Energy, Inc.	1,371
CONSOL Energy Inc.	5,163
Martin Marietta Materials	1,783
Minerals Technologies, Inc.	1,002
Natural Resource Partners L.P.	301
Patriot Coal Corporation	2,035
Peabody Energy Corporation	6,860
Vulcan Materials Company	2,559
Walter Energy, Inc.	1,588

75th Percentile	4,111
Median	1,909
25th Percentile	1,533
Arch Coal, Inc.	3,186

        Energy Peer Group.    Due to the limited number of peer companies in the Coal/Mining Peer Group, and our size relative to the median of that peer group, the Committee developed a second peer group, the Energy Peer Group, from which to derive additional benchmarking data. This peer group was selected by narrowing the Energy and Utilities GICS codes to companies within a relevant revenue range compared to Arch. The Energy Peer Group consisted of the following companies:

Name:	2011 Revenue ($ in thousands)
AGL Resources, Inc.	2,373
ALON USA Energy, Inc.	3,976
Ameren Corporation	7,638
Cameron International Corporation	6,135
Diamond Offshore Drilling, Inc.	3,323
DTE Energy Company	8,557
El Paso Corporation	4,616
Noble Energy, Inc.	2,904
Pioneer Natural Resources Company	1,803
PNM Resources, Inc.	1,674
Pride International, Inc.	1,460
Questar Corporation	1,124
Sempra Energy	9,003
Southern Union Company	2,490
Southwestern Energy Company	2,611

75th Percentile	5,375
Median	2,904
25th Percentile	2,088
Arch Coal, Inc.	3,186

        General Industry Peer Group.    Lastly, general industry compensation data was reviewed by the Committee to provide an additional reference point. This data was based on a broad spectrum of public companies (excluding financial services and retail companies) that had median revenues similar to Arch.

        The Committee assesses the appropriateness of the peer groups used to benchmark our compensation programs on an annual basis and adds or subtracts members of the peer groups as appropriate.

  Evaluation of Stockholder "Say on Pay" Vote Results

        When establishing or modifying our compensation programs and arrangements for 2012 and our ongoing compensation philosophies and practices, the Committee took into account the results of the stockholder advisory vote on executive compensation, or "say on pay" vote, that occurred at our annual meeting in 2012. In that vote, approximately 97% of the votes cast approved our compensation programs and policies. The Committee believes that the strong support from our stockholders for the say on pay vote is evidence that the Company's stockholders overall believe that our pay-for-performance policies are working and that those policies are aligned with our stockholders' interests.

  Elements of Our Compensation Program

        We use the following compensation elements to achieve the compensation objectives established by the Committee:

  •
  base salary;

  •
  short- and long-term incentive opportunities; and

  •
  certain limited perquisites and other benefits.

        The Committee believes that a higher percentage of total compensation for those executives with a greater ability to influence the achievement of our financial and operating objectives should be variable and, therefore, subject to greater risk. In general, as the position and amount of responsibility for an executive increases, a greater percentage of that executive's total compensation will be variable. Executives with the highest level and amount of responsibility generally have the lowest percentage of their total compensation fixed as base salary and the highest percentage of their total compensation dependent upon our performance, as reflected in short- or long-term incentive awards.

        The following table shows the allocation of total targeted compensation for each NEO for each of the last three years:

	% of Target 2010 Compensation(1)			% of Target 2011 Compensation(1)			% of Target 2012 Compensation(1)
	Fixed	Performance- Based(2)		Fixed	Performance- Based(2)		Fixed	Performance- Based(2)
	Base Salary	Annual	Long- Term	Base Salary	Annual	Long- Term	Base Salary	Annual	Long- Term
John W. Eaves	19%	15%	66%	18%	17%	65%	18%	18%	64%
John T. Drexler	23%	14%	63%	22%	18%	60%	22%	18%	60%
Paul A. Lang	23%	14%	63%	22%	18%	60%	21%	17%	62%
David N. Warnecke	23%	14%	63%	23%	14%	63%	23%	14%	63%
Robert G. Jones	25%	13%	62%	25%	13%	62%	24%	15%	61%
Steven F. Leer(3)	18%	18%	64%	18%	20%	62%	18%	20%	62%

(1)
For purposes of determining total compensation, we have included base salary, targeted annual cash incentives and the value of targeted long-term incentive awards. We have not considered the increased value of other compensation elements such as pension plans, nor have we assigned cash values to perquisites.

(2)
In determining the percentages shown above, the annual cash incentives and the long-term incentive awards are assumed to be paid at target levels.

(3)
Mr. Leer retired as Chief Executive Officer effective as of April 26, 2012. The percentage amounts in this table reflect the percentages for Mr. Leer prior to his resignation as Chief Executive Officer.

        Base Salary —  We provide each named executive officer with an annual base salary. Base salaries for our named executive officers depend on the executives' experience and scope of responsibilities as well as the median market data for comparable job positions. We increase base salary primarily in response to notable achievements or for changes in scope of responsibilities. In addition, we may increase base salary to remain competitive in the marketplace.

        Annual Cash Incentive Program —  The Committee intends for our annual cash incentive program to focus our organization on meeting certain financial and operating objectives by rewarding those key employees with the greatest ability to influence our results.

        Early each year, the Committee considers whether annual cash incentives should be awarded. If so, the Committee recommends to the board of directors the group of employees eligible to receive an award for that year. Annual cash incentive awards contain various incentive levels based on the participant's accountability and impact on our performance, with target opportunities established as a percentage of base salary.

        The following table shows the target opportunities available to the NEOs as a percentage of their base salaries and the actual payouts as a percentage of their base salaries each of the last three years:

	2010		2011		2012
Name	Target as % of Base Salary	Actual Payout as % of Base Salary	Target as % of Base Salary	Actual Payout as % of Base Salary	Target as % of Base Salary	Actual Payout as % of Base Salary
John W. Eaves	80%	136%	90%	98%	98%	33%
John T. Drexler	60%	102%	80%	87%	80%	27%
Paul A. Lang	60%	102%	80%	83%	84%	28%
David N. Warnecke	60%	102%	60%	66%	60%	20%
Robert G. Jones	50%	85%	50%	55%	60%	20%
Steven F. Leer(1)	100%	170%	110%	120%	94%	32%

(1)
Actual payout for Mr. Leer in 2012 represent actual payout divided by base salary for Mr. Leer for the full 2012 calendar year.

        Payouts under our annual cash incentive program depend upon our earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), earnings per share, safety and environmental performance and, for some employees, our production costs per ton. Some or all of these performance measures may be used for our other employees, and the performance measures may differ for various groups or classifications of employees. By identifying meaningful performance measures and by assigning certain measures greater weight, we are able to more closely align compensation to the achievement of those business objectives over which particular employees have the greatest impact.

        We establish the financial performance levels based on budgeted earnings for the upcoming year. We establish safety and environmental performance targets based on our prior performance history and the prior performance history of our peers, with the objective of promoting improvements in those areas. In order to inspire performance above the targets set and to acknowledge certain levels of performance below those targets, annual cash incentive awards contain threshold, target and maximum levels for each performance measure. Payouts under the awards depend upon the achievement of our objectives.

        If the target level of performance is achieved with respect to a particular performance measure, the applicable payout percentage for that performance measure will equal 100%. Achievement at the threshold or maximum performance level results in an applicable payout percentage that varies based on the performance measure, as shown in the table below. We may prorate payouts under the annual cash incentive awards for performance levels that fall between the threshold, target and maximum performance levels.

Performance Measure	Threshold	Target	Maximum
Adjusted EBITDA	25%	100%	200%
Earnings per share	25%	100%	200%
Safety Incident Rate	50%	100%	225%
Environmental	50%	100%	225%

        The following table shows the relative weighting of the performance measures and the threshold, target and maximum levels of performance used for annual incentive awards paid to the NEOs for the 2012 fiscal year:

		Performance Goals
	Relative Weighting
Performance Measure(1)		Threshold	Target	Maximum
Adjusted EBITDA	50%	$912,030,000	$1,172,610,000	$1,563,480,000
Earnings per share	20%	$1.27	$1.63	$2.17
Safety Incident Rate	15%	2.32	2.21	2.03
Environmental	15%	74 NOVs	70 NOVs	66 NOVs

(1)
The performance measures are defined and evaluated based on the following:

•
"Adjusted EBITDA" is determined based on our earnings before interest, taxes, depreciation and amortization, determined on a consolidated basis in accordance with generally accepted accounting principles;

•
"Earnings per share" is determined based on our earnings per share of our common stock outstanding, determined on a consolidated basis in accordance with generally accepted accounting principles;

•
"Safety Incident Rate" is determined based on our historical performance, and is the number of reportable injuries per 200,000 man hours. There is no payout for this performance measure if there is a fatality during the fiscal year; and

•
"Environmental" is determined based on our historical performance, and NOVs, or Notices of Violation, are determined based on the number of actual Notices of Violation received by the Company and its subsidiaries.

        In early 2013, the Committee evaluated the level of achievement of the various performance measures for 2012 and made the following determinations:

Performance Measure	Actual Performance		Applicable Payout Percentage	Relative Weighting	Weighted Payout Percentage
Adjusted EBITDA	$688,454,000		0%	50%	0%
Earnings per share	$(3.24)		0%	20%	0%
Safety Incident Rate	1.46	(1)	0%	15%	0%
Environmental	17 NOVs		225%	15%	33.75%

(1)
There is no payout on Safety Incident Rate due to a fatality in 2012.

        Based on the actual performance as set forth above, the following cumulative amounts of payouts were made under the annual cash incentive plan for the Company's 2012 performance:

Name	Target as % of Base Salary	Actual Payout as % of Base Salary	Dollar Amount of Payout
John W. Eaves	98%	33%	$257,085
John T. Drexler	80%	27%	$121,500
Paul A. Lang	84%	28%	$170,156
David N. Warnecke	60%	20%	$81,000
Robert G. Jones	60%	20%	$73,913
Steven F. Leer	94%	32%	$271,485

        Long-Term Incentive Program —  Our long-term incentive program is designed to achieve the compensation objectives established by the Committee. The Committee intends for our long-term incentive program to promote decision-making that creates long-term value for our stockholders. The Committee believes that an effective long-term incentive program should also create strong retention incentives for those key employees who are most likely to influence our long-term performance. In addition, we attempt to align the long-term interests of our executives with those of our stockholders by tying a portion of total compensation to appreciation in the value of our common stock.

        The Committee has retained flexibility in the types of awards that it may use to implement our long-term incentive program. We have used performance units and performance-contingent phantom stock in order to promote the achievement of our long-term financial and operating performance objectives. In addition, we have used restricted stock, restricted stock units, stock options and other awards tied to the value of our common stock in order to align the long-term interests of our executives and our stockholders and for retention purposes. In determining the aggregate value of long-term awards and the mix of those awards for our executives, the Committee considers the executives' scope of responsibility, peer group market data, market competition for the particular position, relative internal equity and leadership continuity.

        The following table shows the types of awards that we have included as a component of our long-term incentive program for each of the last three years and for 2013, and the percentage of targeted long-term compensation associated with each award:

Compensation Objective	2010	2011	2012	2013
Performance units	50%	20%	30%	30%
Restricted stock/restricted stock units	—	20%	35%	35%
Stock options	50%	60%	35%	35%

        The following is a description of each of these types of awards and the performance or vesting provisions included in the 2012 awards:

        Performance Units —  We use performance units as a component of our long-term incentive program in order to motivate our NEOs and other key employees to focus on our operating performance over a multi-year period. Performance units generally provide an opportunity for key employees to earn compensation upon the successful achievement of our objectives over a three-year period. The Committee has also retained discretion to further align the long-term interests of our stockholders and executives by providing that payouts under performance units may be in the form of cash, stock or a combination of the two.

        Payouts under the performance units granted will depend upon our achievement of certain safety and environmental objectives over a three-year period. For 2012, the Board, upon the recommendation of the Committee, determined to use performance units for 30% of the value of the long-term incentive program. The actual number of performance units granted to each NEO is set forth in the table under "Grants of Plan-Based Awards for the Year Ended December 31, 2012." Below is a table that shows the target and maximum performance goals for performance units granted in 2012. No payout is made for results below the target level. Half of the performance units granted to each NEO are tied to achievement of safety performance goals and half of the performance units are tied to achievement of environmental performance goals.

		Environmental Compliance
Safety Incident Rate			Notices of Violation
Payout Factor	Incident Rate	Payout Factor
Target (100%)	2.17	Target (100%)	56
Maximum (200%)	2.06 +(1)	Maximum (200%)	53

(1)
To achieve Safety Incident Rate maximum payout, the incident rate must be 2.06 or lower and the Safety Incident Rate must be better than the three-year average of our competitors.

        As indicated above, performance units represented 50% of the long-term incentive program for 2010. In early 2013, the Committee evaluated the level of achievement of the various performance measures for the 2010-2012 performance period and made the following determinations:

Performance Measure	Target	Actual Performance	Relative Weighting	Weighted Payout Percentage
Total Shareholder Return	50th Percentile	29th Percentile	70%	11%
Safety Incident Rate	2.41	1.87	15%	30%
Environmental	57 NOVs	34 NOVs	15%	30%

        Total amounts paid to each NEO under the 2010 long-term incentive awards for the Company's 2010-2012 performance are set forth on page 53.

        Restricted Stock Units and Restricted Stock —  We use restricted stock and restricted stock units as a component of our long-term incentive program designed to align the long-term interests of our stockholders and our executives and for retention purposes. Restricted stock units and restricted stock can provide a significant retention incentive since they have real, current value that an executive may forfeit if his or her employment terminates before the awards vest. In addition, restricted stock units and restricted stock satisfy our compensation objectives by promoting long-term decision-making that results in appreciation in the value of our common stock.

        When awarded, we generally condition receipt of the common stock underlying these awards on the executive's continued employment. Restricted stock units and restricted stock usually all vest at the end of a specific period, generally three or four years. In determining the conditions associated with these types of awards, the Committee considers the market competition for the executive's position, the ability of the executive to influence our long-term financial and operating performance and succession planning. The Committee has retained discretion whether or not to consider the number of shares of our common stock held by an executive in recommending subsequent awards of restricted stock units or restricted stock. The Board, upon the recommendation of the Committee, awarded restricted stock units as a component of the long-term incentive plan for 2012 in an amount equal to 35% of the overall long-term incentive. The actual number of shares of restricted stock units granted to each NEO is set forth in the table under "Grants of Plan-Based Awards for the Year Ended December 31, 2012." All restricted stock awards granted in 2012 were subject to a three-year cliff vesting schedule.

        Stock Options —  In 2012, the Board, upon the recommendation of the Committee, determined to use stock options as 35% of the value of the long-term incentive program. The actual number of stock options granted to each NEO is set forth in the table under "Grants of Plan-Based Awards for the Year Ended December 31, 2012." In making its recommendation, the Committee determined that long-term stock price appreciation was reflective of our achievement of the long-term performance objectives established by our Board.

        Stock options represent the opportunity to buy shares of our common stock at a fixed price at a future date. Under the terms of our stock incentive plan, the exercise price of stock options cannot be less than the fair market value of a share of our common stock on the date of grant. As such, stock options have value for our executives only if the price of our common stock increases after the date of grant.

        Our policy is to issue stock options on the dates on which the awards are approved by the Board and to set the exercise prices of those awards equal to the closing market price of our common stock on that date. In order to provide a retention incentive, our stock options vest over a stated period measured from the date of grant. Depending upon the strength of the retention incentive intended by the Committee, stock options may vest over three or four years. The stock options awarded in 2012 vest in one-third increments over the next three years. As is typical, the stock options we grant expire after ten years, except in limited circumstances.

        Perquisites and Other Benefits —  We provide a limited number of perquisites and other benefits to our NEOs. The purpose of perquisites and other benefits of a similar nature is to attract and retain executives with a comprehensive compensation package. We provide the following perquisites to a limited number of our executives:

        Financial, Estate and Tax Planning Services —  We provide our NEOs with financial, estate and tax planning services in order to assist them with the complexities of the various compensation arrangements that we maintain, retirement planning and compliance with our stock ownership guidelines.

        Club Membership Dues —  We provide a limited number of NEOs with memberships for country clubs. We intend for these club memberships to provide access to facilities that our NEOs may use for more private business and business entertainment meetings.

        Other Perquisites —  We provide certain NEOs with a limited personal use of our corporate aircraft. For more information about these perquisites, including the incremental cost to us for providing them, refer to the table included as a footnote to the Summary Compensation Table below.

        The above perquisites are taxable to the executives. Executives do not receive any tax gross up payments on perquisites.

        Participation in Benefit Plans and Other Compensation Arrangements —  Each of our NEOs is eligible to participate in the same health and welfare plans as our other eligible employees. These plans include medical and dental insurance, life, travel and accidental death and dismemberment insurance, short-and long-term disability coverage and participation in our qualified defined benefit pension plan and qualified defined contribution plan. In addition, each of our NEOs is eligible to participate in our supplemental retirement plan and non-qualified deferred compensation plan, and each of our NEOs is subject to a change-in-control agreement.

        The following is a summary of certain benefit plans and other compensation arrangements available to our NEOs but for which our other employees may not be eligible:

        Supplemental Retirement Plan Benefits —  We sponsor a tax-qualified defined benefit plan covering all of our eligible employees, including our executives. The Internal Revenue Code limits the amount of qualified retirement benefits we may provide for certain employees. As a result, we sponsor a supplemental retirement plan that provides eligible employees, including the executives named in this proxy statement, with additional retirement benefits that would otherwise be available under our defined benefit pension plan but for the limitations contained in the Internal Revenue Code. For more information about our defined benefit pension plan and our supplemental retirement plan, including the accumulated benefits attributable to the executives named in this proxy statement, you should see "Pension Benefits" below.

        Non-Qualified Deferred Compensation Plan —  We sponsor a tax-qualified defined contribution plan covering all of our eligible employees, including the NEOs. Under this plan, eligible employees, including the NEOs, may contribute up to 50% of their base salaries to the plan, subject to certain limitations contained in the Internal Revenue Code. We contribute one dollar for each dollar contributed by our employees, up to a maximum of 6% of employees' base salaries. The Internal Revenue Code limits the amount certain of our employees may contribute to our tax-qualified defined contribution plan in any tax year. As a result, we sponsor a non-qualified deferred compensation plan that allows eligible employees, including the executives named in this proxy statement, to defer receipt of a portion of their base salaries and certain annual and long-term cash incentive awards not subject to these limits. The deferred compensation plan provides higher-paid employees with the full company matching contribution to which they would otherwise be entitled under our defined contribution plan but for the limitations contained in the Internal Revenue Code. For more information about our deferred compensation plan, including information about amounts attributable to the executives named in this proxy statement, you should see "Non-Qualified Deferred Compensation" below.

        Change-in-Control Agreements —  In order to provide certain key employees, including the NEOs, with some financial security in the event their employment with our organization is terminated without cause or under certain circumstances following a change of control, we provide those employees with change of control agreements that provide for cash payments and certain other severance benefits upon a qualifying termination. We believe that the change of control agreements we maintain with our key employees provide a meaningful mechanism by which to retain those individuals who are most capable of affecting our future performance. All NEOs have amended and restated their change of control agreements in 2012 to eliminate tax gross up provisions. For more information about the change of control agreements with the executives named in this proxy statement, you should see "Potential Payments Upon Termination of Employment or Change-in-Control" below.

        Stock Ownership Guidelines —  Our Board has adopted stock ownership guidelines that are intended to promote meaningful stock ownership by our executives. These guidelines specify a number of shares of our common stock, including unvested restricted stock, unvested restricted stock units, shares held through our qualified defined contribution plan and hypothetical shares of our common stock held through our non-qualified deferred compensation plan, that our executives must accumulate within five years of becoming an executive officer of the Company. The specific share holding guidelines are determined based on a multiple of base salary ranging from one to five times, with the higher multiples applicable to the executives having the highest levels of responsibility. In 2012, the Company increased the stock ownership guidelines for the CEO to five times base salary, which was previously set at three times base salary. As of December 31, 2012, each of the NEOs are in compliance with the stock ownership goals adopted by the Board.

Impact of Tax Considerations on Compensation

        The Internal Revenue Code limits the amount of the tax deduction we are entitled to take for compensation paid to the executives named in this proxy statement for a particular year unless the compensation meets specific standards. We may deduct compensation in excess of $1 million if compensation is "performance-based" and is paid pursuant to a plan that is stockholder approved and meets certain requirements. In developing, implementing and administering our executive compensation program, the Committee considers the impact of these limits and balances the desire to maximize the deductibility of compensation with the goal of attracting, motivating and retaining highly-talented executives.

        We generally seek to maximize the tax deductibility of all elements of compensation. However, in light of the need to maintain flexibility in administering our executive compensation program, the Committee retains discretion to recommend to the board of directors compensation in excess of the limits, even if a portion of it may not be deductible.

Summary Compensation Table

        The following table is a summary of compensation information for our chief executive officer, our chief financial officer and each of the other three most highly compensated executives for the fiscal year ended December 31, 2012, and for our former chief executive officer:

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
John W. Eaves	2012		$779,712	—	$912,743	$944,313	$923,695	$261,526	$128,476	$3,950,465
President, Chief	2011		635,000	—	432,117	1,218,932	1,186,114	325,555	127,060	3,924,778
Operating Officer	2010		535,000	—	—	856,439	727,600	151,377	62,142	2,332,558
John T. Drexler	2012		450,000	—	413,721	406,234	473,940	102,150	46,425	1,892,470
Senior Vice President and	2011		450,000	—	240,426	679,181	690,300	117,411	43,668	2,220,986
Chief Financial Officer	2010		360,000	—	—	452,743	367,200	43,010	37,919	1,260,872
Paul A. Lang	2012		600,962	—	590,041	615,482	542,176	197,276	57,123	2,603,060
Executive Vice President	2011		484,846	—	255,046	716,554	717,469	256,611	49,059	2,479,585
and Chief Operating Officer	2010		380,000	—	—	478,210	387,600	119,610	32,457	1,397,877
David N. Warnecke	2012		400,000	—	367,752	361,248	443,230	161,331	35,992	1,769,553
Senior Vice President —	2011		400,000	—	214,434	603,716	567,450	207,743	34,284	2,027,627
Marketing and Trading	2010		370,000	—	—	465,476	377,400	129,568	44,352	1,385,546
Robert G. Jones	2012		365,000	—	305,067	299,730	380,963	127,389	36,617	1,514,766
Senior Vice President — Law, General Counsel and Secretary
Steven F. Leer	2012	(6)	857,212	—	1,140,170	1,120,329	1,330,585	461,597	184,355	5,094,248
Chairman and Former	2011		975,000	—	662,796	1,871,521	2,064,206	780,969	212,331	6,566,822
Chief Executive Officer	2010		850,000	—	—	1,360,587	1,445,000	390,617	118,069	4,164,273

(1)
Amounts shown include amounts that the executives named in this proxy statement elected to defer, on a discretionary basis, pursuant to our deferred compensation plan.

(2)
Amounts shown represent the aggregate grant date fair value of all stock or stock option awards, as applicable, made to each executive during the year indicated. We have determined the grant date fair value in accordance with FASB ASC Topic 718 (formerly referred to as Statement of Financial Accounting Standards No. 123R, Share-Based Payment). The determination of the grant date fair value is subject to certain estimates and assumptions described in Note 16 to our consolidated financial statements for the year ended December 31, 2012 and under the heading "Stock-Based Compensation" in the section entitled "Critical Accounting Policies" included in our Annual Report on Form 10-K for the year ended December 31, 2012. Amounts shown do not necessarily represent the actual value that may ultimately be received by the executives.

(3)
Amounts shown include the following payouts:

Name	Year	Annual Cash Incentive Awards	Performance Unit Awards(#)
John W. Eaves	2012	$257,085	$666,610
	2011	624,364	561,750
	2010	727,600	—
John T. Drexler	2012	121,500	352,440
	2011	393,300	297,000
	2010	376,200	—
Paul A. Lang	2012	170,156	372,020
	2011	403,969	313,500
	2010	387,600	—
David N. Warnecke	2012	81,000	362,230
	2011	262,200	305,250
	2010	377,400	—
Robert G. Jones	2012	73,913	307,050
Steven F. Leer	2012	271,485	1,059,100
	2011	1,171,706	892,500
	2010	1,445,000	—
  (#)
  Performance unit awards represent payout of performance unit awards granted in 2010 for the 2010-2012 period under Arch's long term incentive program. Half of these awards were tied to total shareholder return relative to peer companies, a safety performance measure and half were tied to and an environmental performance measure. Below is a table that lists the performance measure, the applicable threshold, target and maximum thresholds achievement levels for each performance measure and the actual performance for each performance measure.

Performance Measure	Relative Weighting	Threshold	Target	Maximum
Total Shareholder Return	70%	26th Percentile	50th Percentile	90th Percentile
Safety Incident Rate	15%	—	2.41	2.34
Environmental	15%	—	57 NOVs	53 NOVs

  Amounts shown include amounts that a NEO elected to defer, on a discretionary basis, pursuant to our deferred compensation plan.

(4)
Amounts shown represent the changes in the actuarial present value of the accumulated benefits for the executives named in this proxy statement under our defined benefit pension plans, including our supplemental retirement plan, computed in accordance with FASB ASC Topic 715 (formerly referred to as Statement of Financial Accounting Standards No. 87, Employer's Accounting for Pensions). The present value of accumulated benefits is subject to certain actuarial assumptions described in Note 14 to our consolidated financial statements for the year ended December 31, 2012 and under the heading "Employee Benefit Plans" in the section entitled "Critical Accounting Policies" included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(5)
Amounts shown include the following:

Name	Year	Matching Contribution to Plan	Credits Under Deferred Compensation Plan	Dividends/ Dividend Equivalents	Financial Planning Services	Club Membership Dues	Tax Reimbursement		Other*	Total
John W. Eaves	2012	$13,817	$23,613	$2,660	$12,998	$9,000	—		$66,388	$128,476
President and Chief	2011	14,441	17,680	10,385	12,310	12,500	—		59,745	127,060
Executive Officer	2010	14,420	16,852	8,463	5,950	9,000	—		7,456	62,142
John T. Drexler	2012	10,385	16,615	1,480	10,145	7,800	—		—	46,425
Senior Vice President	2011	10,343	11,631	3,182	9,998	8,514	—		—	43,668
and Chief Financial	2010	9,969	10,052	—	9,954	7,844	99	**	—	37,919
Officer
Paul A. Lang	2012	12,261	15,364	7,570	1,900	—	—		20,028	57,123
Executive Vice	2011	13,727	9,471	16,276	2,300	—	—		7,286	49,059
President and Chief	2010	13,329	7,894	—	9,508	—	—		1,725	32,457
Operating Officer
David N. Warnecke	2012	14,898	9,984	1,320	9,790					35,992
Senior Vice	2011	14,002	7,719	2,838	9,725	—	—		—	34,284
President —	2010	14,481	7,673	—	16,117	—	3,433	**	2,648	44,352
Marketing and Trading
Robert G. Jones	2012	10,318	11,876	1,100	13,323	—	—		—	36,617
Senior Vice
President — Law,
General Counsel
and Secretary
Steven F. Leer	2012	13,636	44,896	4,080	10,047	8,525	—		103,171	184,355
Chairman and	2011	13,547	37,528	15,770	14,318	12,600	—		118,568	212,331
Former Chief	2010	13,472	36,877	12,695	14,607	9,000	961	**	30,457	118,069
Executive Officer

*
Other items shown in the table above include personal use of corporate aircraft and a matching contribution to an institution of higher education in 2012 for Mr. Leer. For 2012, we determined the aggregate incremental cost of the personal use of corporate aircraft by reference to a cost-per-flight-hour charge developed by a nationally-recognized and independent service. The cost-per-flight-hour charge reflects the direct operating cost of the aircraft, including fuel, aircraft landing and parking, as well as an allocable allowance for maintenance and engine restoration. Fixed costs that do not change based on usage, such as pilot salaries, depreciation and insurance are not included.

**
Represents reimbursement in 2010 for tax preparation services performed in 2009.

(6)
2012 totals for Mr. Leer includes compensation for full 2012 calendar year, including compensation as Chairman of our board of directors. Upon his retirement as Chief Executive Officer on April 26, 2012, the Company agreed to pay Mr. Leer an annual base salary of $800,000 (prorated in 2012), and participation in the annual incentive plan at 85% of base salary and participation in the long-term incentive plan at 100% of base salary. Since Mr. Leer was granted long term incentive awards in 2012 prior to his retirement as Chief Executive Officer, no additional long term awards were granted in 2012 under his compensation arrangement as Chairman.

 Grants of Plan-Based Awards for the Year Ended December 31, 2012

        The following table shows information relating to the grants of certain equity and non-equity awards made to the NEOs during 2012:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(1)
								Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)
John W. Eaves	2/23/2012	(3)	$247,563	$761,732	$1,580,594
	2/23/2012					53,300			$742,469
	2/23/2012						134,650	$13.93	729,813
	2/23/2012	(4)		666,750	1,333,500
	4/26/2012					17,700			170,274
	4/26/2012						48,200	9.62	214,500
	4/26/2012	(4)		154,650	309,300
John T. Drexler	2/23/2012	(3)	117,000	360,000	747,000
	2/23/2012					29,700			413,721
	2/23/2012						74,950	13.93	406,234
	2/23/2012	(4)		371,250	742,500
Paul A. Lang	2/23/2012	(3)	163,854	504,167	1,046,146
	2/23/2012					33,000			459,690
	2/23/2012						83,300	13.93	451,492
	2/23/2012	(4)		412,500	825,000
	4/26/2012					13,550			188,752
	4/26/2012						36,850	9.62	163,990
	4/26/2012	(4)		118,200	236,400
David N. Warnecke	2/23/2012	(3)	78,000	240,000	498,000
	2/23/2012					26,400			413,721
	2/23/2012						66,650	13.93	729,813
	2/23/2012	(4)		330,000	660,000
Robert G. Jones	2/23/2012	(3)	71,175	219,000	454,425
	2/23/2012					21,900			305,067
	2/23/2012						55,300	13.93	299,730
	2/23/2012	(4)		273,750	547,500
Steven F. Leer	2/23/2012	(3)	261,430	804,399	1,669,128
	2/23/2012					81,850			1,140,171
	2/23/2012						206,700	13.93	1,120,329
	2/23/2012	(4)		1,023,750	2,047,500

(1)
Amounts represent the number of stock options we granted to the NEOs during 2012. Refer to the information under the heading "Elements of Our Compensation Program" in the sub-section entitled "Compensation Discussion and Analysis" for more information about our stock option awards.

(2)
Amounts represent the grant date fair value of restricted stock, restricted stock units or stock options we awarded to the NEOs for 2012 determined in accordance with FASB ASC Topic 718 (formerly referred to as Statement of Financial Accounting Standards No. 123R, Share-Based Payment). The determination of grant date fair value is subject to certain estimates and assumptions described in Note 16 to our consolidated financial statements for the year ended December 31, 2012 and under the heading "Stock-Based Compensation" in the section entitled "Critical Accounting Policies" included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(3)
Amounts represent the potential amounts payable to each NEO under the annual cash incentive awards for 2012 assuming threshold, target and maximum levels of performance. Amounts paid to each NEO under our annual cash incentive awards for 2012 have been included under the column entitled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.

(4)
Amounts represent the potential amounts payable in 2015 to each NEO under performance units awarded in 2012 assuming target and maximum levels of performance for the 2012 - 2014 performance period. You should see the information under the hearing "Elements of Our Compensation Program" in the sub-section entitled "Compensation Discussion and Analysis" for more information about our performance unit awards.

Outstanding Equity Awards at December 31, 2012

        The following table shows information relating to the equity awards previously made to the NEOs which remain outstanding at December 31, 2012.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John W. Eaves	0	(2)	48,200	(2)	0	$9.62	4/26/2022	0		0.00	0	0.00
	0	(3)	134,650	(3)	0	$13.93	2/23/2022	0		0.00	0	0.00
	97,763	(4)	32,587	(4)	0	$14.05	2/19/2019	0		0.00	0	0.00
	45,400	(5)	45,400	(5)	0	$22.65	2/18/2020	0		0.00	0	0.00
	28,267	(6)	56,533	(6)	0	$32.49	2/24/2021	0		0.00	0	0.00
	86,200	(7)	0	(7)	0	$32.99	2/22/2017	0		0.00	0	0.00
	80,000	(8)	0	(8)	0	$52.69	2/21/2018	0		0.00	0	0.00
	42,750	(9)	0	(9)	0	$52.69	2/21/2018	0		0.00	0	0.00
	0		0		0			13,300	(10)	$97,356.00	0	0.00
	0		0		0			53,300	(11)	$390,156.00	0	0.00
	0		0		0			17,700	(12)	$129,564.00	0	0.00

Total	380,380		317,370		0			84,300		$617,076.00	0	0.00

John T. Drexler	0	(3)	74,950	(3)	0	$13.93	2/23/2022	0		0.00	0	0.00
	47,738	(4)	15,912	(4)	0	$14.05	2/19/2019	0		0.00	0	0.00
	5,400	(13)	0	(12)	0	$16.10	7/22/2014	0		0.00	0	0.00
	24,000	(5)	24,000	(5)	0	$22.65	2/18/2020	0		0.00	0	0.00
	15,750	(6)	31,500	(6)	0	$32.49	2/24/2021	0		0.00	0	0.00
	8,700	(7)	0	(7)	0	$32.99	2/22/2017	0		0.00	0	0.00
	4,650	(8)	0	(8)	0	$52.69	2/21/2018	0		0.00	0	0.00
	34,400	(14)	0	(14)	0	$56.84	4/24/2018	0		0.00	0	0.00
	0		0		0			7,400	(10)	$54,168.00	0	0.00
	0		0		0			29,700	(11)	$217,404.00	0	0.00

Total	140,638		146,362		0			37,100		$271,572.00	0	0.00

Paul A. Lang	0	(2)	36,850	(2)	0	$9.62	4/26/2022	0		0.00	0	0.00
	0	(3)	83,300	(3)	0	$13.93	2/23/2022	0		0.00	0	0.00
	50,400	(4)	16,800	(4)	0	$14.05	2/19/2019	0		0.00	0	0.00
	25,350	(5)	25,350	(5)	0	$22.65	2/18/2020	0		0.00	0	0.00
	16,617	(6)	33,233	(6)	0	$32.49	2/24/2021	0		0.00	0	0.00
	56,750	(7)	0	(7)	0	$32.99	2/22/2017	0		0.00	0	0.00
	42,900	(8)	0	(8)	0	$52.69	2/21/2018	0		0.00	0	0.00
	0		0		0			30,000	(15)	$219,600.00	0	0.00
	0		0		0			7,850	(10)	$57,462.00	0	0.00
	0		0		0			33,000	(11)	$241,560.00	0	0.00
	0		0		0			13,550	(12)	$99,186.00	0	0.00

Total	192,017		195,533		0			84,400		$617,808.00	0	0.00

David N. Warnecke	0	(3)	66,650	(3)	0	$13.93	2/23/2022	0		0.00	0	0.00
	49,050	(4)	16,350	(4)	0	$14.05	2/19/2019	0		0.00	0	0.00
	24,675	(5)	24,675	(5)	0	$22.65	2/18/2020	0		0.00	0	0.00
	14,000	(6)	28,000	(6)	0	$32.49	2/24/2021	0		0.00	0	0.00
	62,200	(7)	0	(7)	0	$32.99	2/22/2017	0		0.00	0	0.00
	42,300	(8)	0	(8)	0	$52.69	2/21/2018	0		0.00	0	0.00
	0		0		0			6,600	(10)	$48,312.00	0	0.00
	0		0		0			26,400	(11)	$193,248.00	0	0.00

Total	192,225		135,675		0			33,000		$241,560.00	0	0.00

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robert G. Jones	0	(3)	55,300	(3)	0	$13.93	2/23/2022	0		0.00	0	0.00
	41,588	(4)	13,862	(4)	0	$14.05	2/19/2019	0		0.00	0	0.00
	20,925	(5)	20,925	(5)	0	$22.65	2/18/2020	0		0.00	0	0.00
	11,617	(6)	23,233	(6)	0	$32.49	2/24/2021	0		0.00	0	0.00
	53,250	(7)	0	(7)	0	$32.99	2/22/2017	0		0.00	0	0.00
	34,700	(8)	0	(8)	0	$52.69	2/21/2018	0		0.00	0	0.00
	0		0		0			5,500	(10)	$40,260	0	0.00
	0		0		0			21,900	(11)	$160,308	0	0.00

Total	162,080		113,320		0			27,400		$200,568	0	0.00

Steven F. Leer	0	(3)	206,700	(3)	0	$13.93	2/23/2022	0		0.00	0	0.00
	154,650	(4)	51,550	(4)	0	$14.05	2/19/2019	0		0.00	0	0.00
	72,125	(5)	72,125	(5)	0	$22.65	2/18/2020	0		0.00	0	0.00
	43,400	(6)	86,800	(6)	0	$32.49	2/24/2021	0		0.00	0	0.00
	133,050	(7)	0	(7)	0	$32.99	2/22/2017	0		0.00	0	0.00
	127,100	(8)	0	(8)	0	$52.69	2/21/2018	0		0.00	0	0.00
	64,100	(9)	0	(9)	0	$52.69	2/21/2018	0		0.00	0	0.00
	0		0		0			20,400	(10)	$149,328.00	0	0.00
	0		0		0			81,850	(11)	$599,142.00	0	0.00

Total	594,425		417,175		0			102,250		$748,470.00	0	0.00

(1)
Calculated using the closing price for our common stock as reported on the New York Stock Exchange on December 31, 2012.

(2)
Stock options vest at the rate of 33 1/3% per year, with vesting dates of April 26, 2013, April 26, 2014 and April 26, 2015.

(3)
Stock options vest at the rate of 33 1/3% per year, with vesting dates of February 23, 2013, February 23, 2014 and February 23, 2015.

(4)
Stock options vest at the rate of 25% per year, with vesting dates of February 19, 2010, February 19, 2011,
February 19, 2012, and February 19, 2013.

(5)
Stock options vest at the rate of 25% per year, with vesting dates of February 18, 2011, February 18, 2012,
February 18, 2013, and February 18, 2014.

(6)
Stock options vest at the rate of 33 1/3% per year, with vesting dates of February 24, 2012, February 24, 2013 and February 24, 2014.

(7)
Stock options vest at the rate of 33 1/3% per year, with vesting dates of February 22, 2008, February 22, 2009 and February 22, 2010.

(8)
Stock options vest at the rate of 33 1/3% per year, with vesting dates of February 21, 2009, February 21, 2010 and February 21, 2011.

(9)
One-half of the stock options vest on each of February 21, 2011 and February 21, 2012.

(10)
Restricted stock vests on February 24, 2014.

(11)
Restricted stock units vest on February 23, 2015.

(12)
Restricted stock units vest on April 26, 2015.

(13)
Stock options vest at the rate of 33 1/3 per year, with vesting dates of July 22, 2005, July 22, 2006, and July 22, 2007.

(14)
Stock options vest at the rate of 33 1/3 per year, with vesting dates of April 24, 2009, April 24, 2010, and April 24, 2011.

(15)
Restricted stock vests on February 19, 2013.

Option Exercises and Stock Vested for the Year Ended December 31, 2012

        The following table shows information relating to the exercise or vesting of certain equity awards previously made to the executives named in this proxy statement during 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
John W. Eaves	71,900	$72,720	10,850	$153,528
John T. Drexler	—	$—	—	$—
Paul A. Lang	—	$—	—	$—
David N. Warnecke	—	$—	—	$—
Robert G. Jones	58,400	$29,200	—	$—
Steven F. Leer	218,900	$1,042,365	16,275	$230,291

(1)
Amounts shown represent the value realized upon exercise of outstanding stock options calculated by multiplying the number of shares acquired upon exercise by the difference between the option exercise price and the fair market value of our common stock on the date of exercise.

(2)
Amounts shown represent the value realized upon vesting of outstanding awards calculated by multiplying the number of shares that vested by the fair market value of our common stock on the date of vesting.

Pension Benefits

        Defined Benefit Pension Plan.    We sponsor a defined benefit pension plan covering all of our eligible employees, including our NEOs. Employees become eligible to participate in the plan after working 1,000 hours. A cash balance account is established for each participant. Participants become vested in their cash balance accounts after serving three years with us. Upon retirement or upon termination of employment following three years of service with us, participants or their beneficiaries may elect to receive benefits in a lump sum, in installments over a period of time or at a later date. Under the terms of the plan, normal retirement occurs on the first day of the month following the date a participant turns 65.

        We credit each participant's cash balance account with an interest amount based on the U.S. Treasury rate, subject to an annual minimum rate of 4.25%. In addition, we provided transition credits to employees who participated in certain predecessor plans for a period up to the number of years of credited service with the predecessor plan, subject to certain maximum amounts depending upon the particular plan. All credits to transition employees end on December 31, 2012. The transition contribution rates ranged from 1% to 4% of compensation, depending upon the participant's age at the end of the year. Annually, we also credit each participant's cash balance account with an amount, reflected as a percentage of compensation, based on the participant's age at the end of the year. For purposes of determining the contribution amount, compensation includes salary, regular wages, overtime pay, earned vacation pay, short-term incentive compensation payments and amounts contributed by the participant to a qualified defined contribution plan or cafeteria plan maintained by us, subject to certain limits imposed under the Code. The following table shows the percentages of compensation we contribute to each participant's account, based on the participant's age at the end of the year:

Age at End of Year	Contribution Rate (% of Compensation)
Less than 30	3%
30-39	4%
40-44	5%
45-49	6%
50-54	7%
55 and over	8%

        Supplemental Retirement Plan.    We sponsor a supplemental retirement plan covering all of our eligible employees, including our NEOs, whose retirement benefits under our defined benefit pension plan are limited by the Code. Under our supplemental retirement plan, each eligible employee is entitled to receive a lump sum amount equal to the difference between the amount that would have been paid under our defined benefit pension plan but for the limitations contained in the Code and the actual amount that the employee is entitled to receive under our defined benefit pension plan after taking into account the limitations imposed by the Code. Subject to the limitations contained in the Code, benefits under the supplemental retirement plan will be paid six months after termination.

        The following table shows information relating to the accumulated benefits to which the NEOs are entitled under our defined benefit pension plans at December 31, 2012:

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
John W. Eaves	Arch Coal, Inc. Retirement Account Plan	30	1,295,297	—
	Arch Coal, Inc. Supplemental Retirement Plan	30	303,320	—
John T. Drexler	Arch Coal, Inc. Retirement Account Plan	15	256,642	—
	Arch Coal, Inc. Supplemental Retirement Plan	15	123,039	—
Paul A. Lang	Arch Coal, Inc. Retirement Account Plan	28	803,641	—
	Arch Coal, Inc. Supplemental Retirement Plan	28	245,186	—
David N. Warnecke	Arch Coal, Inc. Retirement Account Plan	29	1,024,175	—
	Arch Coal, Inc. Supplemental Retirement Plan	29	155,817	—
Robert G. Jones	Arch Coal, Inc. Retirement Account Plan	21	734,058	—
	Arch Coal, Inc. Supplemental Retirement Plan	21	108,499	—
Steven F. Leer	Arch Coal, Inc. Retirement Account Plan	32	1,726,630	—
	Arch Coal, Inc. Supplemental Retirement Plan	32	2,337,172	—

(1)
Under our defined benefit pension plans, certain executives named in this proxy statement have been credited with additional years of service attributable to employment with one or more predecessor entities as follows: Mr. Eaves — 15 years, Mr. Lang — 13 years, Mr. Jones — 6 years, Mr. Warnecke — 13 years and Mr. Leer — 16 years. In addition to an annual credit to our defined benefit pension plans, Mr. Leer received a transition credit ranging from 1% to 4% of his compensation as a result of the additional years of service.

(2)
Amounts shown for each named executive officer represent the actuarial present value of the named executive's accumulated benefit under our defined benefit pension plans as of December 31, 2012, computed in accordance with FASB ASC Topic 715 (formerly known as Statement of Financial Accounting Standards No. 87, Employer's Accounting for Pensions). The present value of accumulated benefits is subject to certain actuarial assumptions described in Note 14 to our consolidated financial statements for the year ended December 31, 2011 and under the heading "Employee Benefit Plans" in the section entitled "Critical Accounting Policies" included in our Annual Report on Form 10 K for the year ended December 31, 2012.

Non-Qualified Deferred Compensation

        We maintain a deferred compensation plan that allows an eligible employee to defer receipt of his or her base salary and/or annual incentive payment until the date or dates elected by the participant. The amounts deferred are invested in cash accounts that mirror the gains and/or losses of a number of different investment funds, including a hypothetical investment in shares of our common stock. The deferred compensation plan offers participants a wide-range of publicly-available investment funds, including international, U.S. equity, bond and money market funds. These investment funds are substantively similar to the investment alternatives offered to participants of our defined contribution plan. The plan does not offer any above-market rates of return to any of our NEOs.

        Participants in the plan may defer up to 85% of their base salaries and up to 100% of their annual incentive awards. The plan also allows participants to defer receipt of up to 100% of the shares issuable under any restricted stock units or performance-contingent phantom stock awards granted to executives under our long-term incentive program. Participants are always vested in their deferrals to the plan and any related earnings. We contribute one dollar for each dollar of base salary deferred by participants in the plan, up to a maximum of 6% of the participant's base salaries. We have established a grantor trust to fund our obligations under the deferred compensation plan. The trust has purchased corporate-owned life insurance to offset these obligations. Participants have an unsecured contractual commitment by us to pay the amounts due under the deferred compensation plan.

        Under the plan, we credit each participant's account with the number of units equal to the number of shares or units that the participant could purchase or receive with the amount of compensation deferred under the plan on the date we credit the participant's account, based upon the fair market value of the underlying investment on that date. We will pay the amount of compensation deferred under the plan to the participant (or to his or her designated beneficiary in the event of death) in annual installments or in a lump sum, at the participant's election, following the participant's termination of employment or on the date or dates specified by the participant in his or her payment election. The amount we pay will be based on the number of units credited to each participant's account, valued on the basis of the fair market value of an equivalent number of shares or units of the underlying investment on the date payment occurs. We may also pay a participant the amount of compensation deferred under the plan prior to the date the participant initially elected to receive payment if we determine that the employee has a demonstrated financial hardship.

        The following table shows information relating to the activity in the deferred compensation plan accounts for the executives named in this proxy statement during 2012:

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
John W. Eaves	$118,993	$23,613	(637,750)	—	$3,072,498
John T. Drexler	27,692	16,615	(29,933)	—	92,689
Paul A. Lang	88,711	15,364	53,030	(45,520)	568,849
David N. Warnecke	50,557	9,984	62,485	(18,571)	707,270
Robert G. Jones	43,800	11,876	(125,865)	—	766,778
Steven F. Leer	304,762	44,896	(2,918,806)	—	9,205,002

(1)
Amounts shown represent credits we made under our deferred compensation plan to the named executive's account that are intended to provide the named executive with the full company matching contributions to which they would otherwise be entitled under our defined contribution plan but for certain limitations contained in the Code. We have included these amounts in the column entitled "All Other Compensation" contained in the Summary Compensation Table.

(2)
Amounts shown include the following that we have reported as compensation for 2012 in the Summary Compensation Table: Mr. Eaves — $23,613; Mr. Drexler — $16,615; Mr. Lang — $15,364; Mr. Warnecke — $9,984; Mr. Jones — $11,875; and Mr. Leer — $44,895.

Potential Payments Upon Termination of Employment or Change-in-Control

        We maintain certain agreements or arrangements with each of the NEOs that provide for the payment or acceleration of certain benefits in the event that such executive's employment is terminated without cause prior to or following a change-in-control. In addition to the benefits described below, the executives named in this proxy statement would also be entitled to receive certain benefits under our defined benefit and contribution plans, supplemental retirement plan and deferred compensation plan. You should see the sub-section entitled "Pension Benefits" for more information on the benefits accumulated under our defined benefit pension plan and our supplemental retirement plan that are attributable to each of the NEOs and the sub-section entitled "Non-Qualified Deferred Compensation" for more information on the aggregate balance maintained under our deferred compensation plan by each of the NEOs.

  Potential Payments Upon Termination of Employment

        We maintain change-in-control agreements with each of our executives, including the NEOs, and certain other key employees. Each of the change-in-control agreements has a term of one year that is automatically extended for successive one-year periods unless either party terminates the agreement upon at least one year notice prior to the end of any one-year term. Under the change-in-control agreements and certain other arrangements we have with the NEOs, we may be required to provide compensation in the event of a termination of employment. As a condition to each executive's entitlement to receive payments under the change-in-control agreements, the executive is required to execute a waiver of claims against us and to abide by certain non-disclosure, non-competition and non-solicitation requirements. These restrictions prohibit executives from engaging in any business that competes with any of our business operations for a period of six months following the date of termination and from soliciting for employment, hiring or retaining any of our employees for a period of one year following the date of termination.

        Voluntary termination and termination for cause —  Each of the NEOs may terminate his or her employment at any time. In addition, we may terminate the employment of the NEOs for cause at any time. Under the terms of the change-in-control agreements with each NEO, a termination is for cause if it is for any of the following reasons:

  •
  a willful and continual failure to perform his or her duties;

  •
  gross misconduct that is materially and demonstrably detrimental to us; or

  •
  the commission of a felony.

        If we terminate an executive's employment for cause or if an executive terminates his or her employment for any reason prior to a change of control or for other than good reason following a change of control, then we will pay the executive an amount equal to the executive's accrued and unpaid base salary and unused vacation time. If we terminate an executive's employment for cause or if the executive terminates his or her employment for any reason without our consent, then all of the unexpired, unvested restricted stock, restricted stock units, performance units, stock options, performance-contingent phantom stock or other awards granted to the executive under our stock incentive plan that remain outstanding on the date of termination shall automatically be forfeited. If we terminated each of the executives named in this proxy statement for cause or if each of the NEOs terminated his or her employment on December 31, 2012, then the executives would not have been entitled to receive any amounts from us.

        Termination without cause prior to a change of control —  Each of the NEOs may be entitled to certain benefits if we terminate the executive's employment for reasons other than cause. If we terminate an executive without cause prior to a change of control, then under the terms of the change-in-control agreement we will pay the executive a lump sum cash amount equal to the following:

  •
  one times (two times for Mr. Eaves and Mr. Leer) the executive's annual base salary;

  •
  12 times (18 times for Mr. Eaves and Mr. Leer) the effective monthly COBRA rate;

  •
  12 times (24 times for Mr. Eaves and Mr. Leer) the applicable monthly life insurance premium rate;

  •
  a pro-rata portion of any amounts to which the executive would be entitled under our annual cash incentive awards or our long-term cash and equity-based incentive awards;

  •
  one times the higher of the executive's annual cash incentive award for the most recent year or the average annual cash incentive award for the three preceding years;

  •
  the matching contribution under our defined contribution plan and executive deferred compensation plan and the annual cash balance credit amounts under our defined benefit plans as if the executive continued to participate in those plans for a period of 12 months (24 months for Mr. Eaves and Mr. Leer); and

  •
  the value of any unused vacation time.

        In addition, if we terminate an executive for reasons other than for cause prior to a change of control, all unexpired stock options held by the executive on the date of termination will immediately vest and become exercisable by the executive in accordance with the terms of our stock incentive plan and related stock option award agreements. Also, we have agreed to reimburse the executives named in this proxy statement for the cost of financial counseling services (up to a maximum of $5,000) for a period of 12 months (24 months for Mr. Eaves and Mr. Leer), the cost of reasonable outplacement services for a period of 12 months (24 months for Mr. Eaves and Mr. Leer).

        The following table shows the amounts each of the executives named in this proxy statement would receive if we terminated his or her employment for reasons other than for cause prior to a change of control on December 31, 2012:

	John W. Eaves	John T. Drexler	Paul A. Lang	David N. Warnecke	Robert G. Jones	Steven F. Leer
Cash payments:
Cash severance	$2,236,350	$744,000	$970,575	$640,200	$553,848	$2,562,730
Healthcare coverage	31,572	21,048	21,048	21,048	21,048	31,572
Life insurance premiums	2,246	648	865	576	526	2,469
Incentive awards(1)	2,268,110	1,143,750	1,377,719	1,005,417	863,167	3,088,149
Retirement benefits	496,408	104,135	191,906	130,779	118,172	717,378
Financial counseling and outplacement services	30,000	20,000	20,000	20,000	20,000	30,000
Accrued salary and accrued vacation	0	0	0	0	0	0
Acceleration of equity awards:
Restricted stock units and restricted stock	201,113	95,547	339,339	85,031	70,650	263,345
Stock options	0	0	0	00	0	0

Total	5,265,799	2,129,128	2,921,452	1,903,050	1,647,410	6,695,643

(1)
For purposes of estimating the amounts payable by us under our annual cash incentive awards or our long-term cash and equity-based incentive awards, we have assumed that we achieved target levels of performance under those awards.

        Termination in connection with a change of control —  Each of the NEOs may be entitled to certain benefits if we terminate the executive's employment for reasons other than cause following a change of control or if the executive terminates his or her employment for good reason during the two years following a change of control. Under the change-in-control agreements, no amount would be payable to an NEO solely because of a change of control. Under the terms of the change-in-control agreements with the NEOs, a termination is for good reason if it is for any of the following reasons:

  •
  a material diminution in position, title, duties, responsibilities or authority;

  •
  a reduction in base salary or a failure to increase base salary by a percentage that is similar to the average percentage increase in base salary for other officers;

  •
  (i) the discontinuation of an incentive, retirement, stock ownership or health and welfare plan, (ii) the adoption of changes to those plans that would adversely affect participation or materially reduce benefits or (iii) the reduction of incentive compensation levels;

  •
  the relocation of our executive offices outside the St. Louis metropolitan area or the failure to pay relocation expenses, including the amount of any loss on the sale of a personal residence;

  •
  a material breach of the change-in-control agreement; or

  •
  a failure to require a successor to assume the change-in-control agreement.

        Under the terms of the change-in-control agreements with each NEO, a change of control means any of the following:

  •
  a consolidation, merger or similar transaction in which we do not survive or in which shares of our common stock are converted into cash, securities or other property, other than a merger in which the holders of our common stock immediately prior to the merger maintain substantially the same proportionate ownership of the common stock of the surviving entity immediately after the merger;

  •
  the sale, lease, exchange or other transfer of all or substantially all of our assets;

  •
  the approval by our stockholders of a plan of liquidation or dissolution; or

  •
  the failure of our directors to constitute a majority of our board of directors at any time during any two consecutive years.

        If we terminate an executive for reasons other than for cause following a change of control or if the executive terminates his or her employment for good reason during the two years following a change of control, then under the terms of the change-in-control agreement we will pay the executive a lump sum cash amount equal to the following:

  •
  two times (three times for Mr. Eaves and Mr. Leer) the executive's highest annual base salary during the preceding three years;

  •
  18 times the effective monthly COBRA rate;

  •
  24 times (36 times for Mr. Eaves and Mr. Leer) the applicable monthly life insurance premium rate;

  •
  the full amount of any long-term cash awards and a pro-rata portion of any amounts to which the executive would be entitled under our annual cash incentive awards;

  •
  two times (three times for Mr. Eaves and Mr. Leer) the higher of the executive's annual cash incentive award for the most recent year or the average annual cash incentive award for the three years preceding the date of termination;

  •
  the matching contribution under our defined contribution plan and non-qualified executive deferred compensation plan and the annual credit amounts under our defined benefit plans as if the executive continued to participate in those plans for a period of 24 months (36 months for Mr. Leer); and

  •
  the value of any unused vacation time.

        In addition to the foregoing, if we terminate an executive for reasons other than for cause following a change of control, all unexpired stock options held by the executive on the date of termination will immediately vest and become exercisable by the executive in accordance with the terms of our stock incentive plan and related equity award agreements. Also, we have agreed to reimburse each NEO for the cost of financial counseling services (up to a maximum of $5,000) for a period of 24 months (36 months for Mr. Eaves and Mr. Leer), the cost of reasonable outplacement services for a period of 24 months (36 months for Mr. Eaves and Mr. Leer).

        The following table shows the amounts each NEO would receive if we terminated their employment on December 31, 2012 for reasons other than for cause following a change of control or if each of the executives named in this proxy statement terminated his or her employment on December 31, 2012 for good reason following a change of control:

	John W. Eaves	John T. Drexler	Paul A. Lang	David N. Warnecke	Robert G. Jones	Steven F. Leer
Cash payments:
Cash severance	$4,159,049	$1,488,000	$1,941,150	$1,280,400	$1,107,696	$5,288,191
Healthcare coverage	31,572	31,572	31,572	31,572	31,572	31,572
Life insurance premiums	3,368	1,296	1,731	1,152	1,051	3,703
Incentive awards(1)	761,732	360,000	504,167	240,000	219,000	804,399
Retirement benefits	709,819	187,249	335,185	249,596	216,345	1,057,612
Financial counseling and outplacement services	40,000	30,000	30,000	30,000	30,000	40,000
Accrued salary and accrued vacation	0	0	0	0	0	0
Acceleration of equity awards:
Restricted stock units and restricted stock	617,076	271,572	617,808	241,560	200,568	748,470
Stock options(2)	0	0	0	0	0	0

Total	6,322,616	2,369,689	3,461,613	2,074,280	1,806,232	7,973,947

(1)
For purposes of estimating the amounts payable by us under our annual cash incentive awards, we have assumed that we achieved target levels of performance under those awards. Payouts under performance units would be triggered upon a change of control and, accordingly, we have not included those payouts in the table above. Instead, payouts under performance units have been included in the table below under the heading "Potential Payments Upon Change-in-Control."

(2)
All outstanding options become fully exercisable upon a change of control and, accordingly, have not been included in the table above. Instead, the value has been included in the table below under the heading "Potential Payments Upon Change-in-Control."

        Retirement, death and disability —  In the event an executive's employment is terminated as a result of his or her retirement, death or disability, then we will pay the executive an amount equal to the executive's accrued and unpaid base salary, unused vacation time and all other amounts, including payouts under our annual cash incentive awards, that the executive has earned but which have not yet been paid. If an executive's employment is terminated as a result of his or her retirement, all unvested stock options will continue to vest on schedule, and all stock options must be exercised before the earlier of (i) five years from the vesting date or (ii) the expiration date. If an executive's employment is terminated as a result of death or disability, all vested stock options must be exercised within one year of separation, and all unvested stock options will continue to vest on schedule and must be exercised within one year of the vesting date. In the event of retirement, death or disability, any restricted stock, restricted stock units, performance units, performance-contingent phantom stock or other awards granted to the executive during or after 2012 under our stock incentive plan that remain outstanding on the date of termination may be retained on a prorated basis and will continue to vest on schedule. Any restricted stock, restricted stock units, performance units, performance-contingent phantom stock or other awards granted to the executive prior to 2012 under our stock incentive plan that remain outstanding on the date of termination are forfeited.

        The following table shows the amounts each NEO would receive if the employment of the executive terminated on December 31, 2012 as a result of his or her retirement, death or disability:

	John W. Eaves	John T. Drexler	Paul A. Lang	David N. Warnecke	Robert G. Jones	Steven F. Leer
Cash payments:
Cash severance
Healthcare coverage
Life insurance premiums
Incentive awards(1)	$761,732	$360,000	$504,167	$240,000	$219,000	$804,399
Retirement benefits
Financial counseling and outplacement services
Accrued salary and accrued vacation
Acceleration of equity awards:
Restricted stock units and restricted stock	201,113	95,547	339,339	85,031	70,650	263,345
Stock options	0	0	0	0	0	0

Total	962,845	455,547	843,506	325,031	289,650	1,067,744

(1)
For purposes of estimating the amounts payable by us under our annual cash incentive awards, we have assumed that we achieved target levels of performance under those awards.

  Potential Payments Upon Change-in-Control

        Under the terms of our stock incentive plan and the agreements governing the various awards outstanding at December 31, 2012, each NEO would be entitled to certain benefits in the event a change in control occurs. Under the terms of our stock incentive plan, all outstanding stock options will become fully exercisable and will remain exercisable for the original term of the options, all outstanding restricted stock and restricted stock units will become fully vested and be distributed to the executive, and all of the performance units and performance-contingent phantom stock will be paid out in the event a change of control occurs.

        Under the terms of the stock incentive plan, a change in control means any change in control that would be required to be reported as such with the Securities and Exchange Commission, including without limitation any of the following:

  •
  a consolidation or merger in which we do not survive or in which shares of our common stock are converted to cash, securities or other property, other than a merger in which the holders of our common stock immediately prior to the merger maintain more than 50% of the ownership of common stock of the surviving corporation immediately after the merger;

  •
  the sale, lease, exchange or other transfer of all or substantially all of our assets;

  •
  the adoption by our board of directors of a plan of liquidation or dissolution; or

  •
  the acquisition by any person of more than 20% of our outstanding common stock.

        The following table shows the amounts each NEO would receive if we had undergone a change of control on December 31, 2012.

	John W. Eaves	John T. Drexler	Paul A. Lang	David N. Warnecke	Robert G. Jones	Steven F. Leer
Cash payments:
Cash severance
Healthcare coverage
Life insurance premiums
Incentive awards(1)	$4,404,270	$2,227,500	$2,628,810	$2,117,500	$1,775,000	$6,387,500
Retirement benefits
Financial counseling and outplacement services
Accrued salary and accrued vacation
Acceleration of equity awards:
Restricted stock units and restricted stock(2)	617,076	271,572	617,808	241,560	200,568	748,470
Stock options	0	0	0	0	0	0

Total	5,021,346	2,499,072	3,246,618	2,359,060	1,975,568	7,135,970

(1)
For purposes of estimating the amounts payable by us under performance unit awards, we have assumed that we achieved maximum levels of performance under those awards.

(2)
For purposes of estimating the amounts payable under the stock incentive plan in the event of a change of control, we have calculated the value of accelerated vesting of restricted stock units and restricted stock by multiplying the number of shares underlying unvested restricted stock units outstanding at December 31, 2012 by the closing price of our common stock on December 31, 2012.

DIRECTOR COMPENSATION

        Our director compensation program is designed to compensate our non-employee directors, through a simple and understandable structure, for the amount of work required for a company of our size and scope and to align the interests of our non-employee directors with the long-term interests of our stockholders. Mr. Eaves, who is also an employee, does not receive separate retainers or attendance fees for his service as a director, and his compensation is discussed under "Executive Compensation" above. Mr. Leer who retired as Chief Executive Officer effective April 26, 2012, did not receive separate retainers or attendance fees for his service as a director while he served as Chief Executive Officer. Mr. Leer's compensation after retiring as Chief Executive Officer for serving as Chairman is discussed under "Executive Compensation" above.

        The Nominating and Corporate Governance Committee has historically reviewed periodically the compensation structure and amounts for our non-employee directors. Our human resources department supports the Nominating and Corporate Governance Committee by researching the structures and amounts of compensation programs sponsored by other similarly-sized public companies and compiling the results of that research for the Nominating and Corporate Governance Committee. From time to time, the Nominating and Corporate Governance Committee may engage a compensation consultant to provide survey or proxy data on the structure and amount of director compensation for other companies. In February 2013, the Board delegated the responsibility of reviewing the compensation structure and amounts for our non-employee directors to the Personnel and Compensation Committee.

        Compensation.    Our Board has adopted the following compensation structure for our directors. All fees outlined below are paid on a quarterly basis and, except for the new director fee, are prorated for any new director or change to committee membership during the calendar year.

Annual retainer	$120,000
Additional retainer — Lead Director	$15,000
Additional retainer — Chairman of the Audit Committee	$30,000
Additional retainer — Chairman of P & C Committee	$15,000
Additional retainer — Chairman of other committees	$10,000
Additional committee retainer fee — Audit Committee	$15,000
Additional committee retainer fee — all other committees	$10,000
New director fee	$60,000	(1)
Restricted Stock Units	2,500

(1)
Non-employee directors must defer 100% of the new director fee into a hypothetical investment in Arch Coal common stock pursuant to a deferred compensation plan for non-employee directors described below.

        Deferred Compensation Plan.    Our Board has adopted a deferred compensation plan for non-employee directors. Under the plan, non-employee directors may choose to defer receipt of any or all of the compensation paid to them in a cash account that mirrors the gains and/or losses of a number of different investment funds, one of which is a hypothetical investment in shares of our common stock. We credit each non-employee director's account with the number of units equal to the number of shares or units that the non-employee director could purchase or receive with the amount of compensation deferred under the plan on the date we credit the non-employee director's account, based upon the fair market value of the underlying investment on that date.

        When a director terminates his or her service as a director, we will pay the amount of compensation deferred under the plan to the director (or to his or her designated beneficiary in the event of death) in annual installments or in a lump sum, at the director's election. The amount we pay will be based on the number of units credited to each director's account, valued on the basis of the fair market value of an equivalent number of shares or units of the underlying investment on the date payment occurs. We may also pay a director the amount of compensation deferred under the plan prior to the termination of a director's service as a director if the board of directors determines that the director has a demonstrated financial hardship.

        Other Compensation Arrangements.    In addition to the compensation elements described above, we sponsor a director matching gift program. Under our matching gift program, we donate $2.00 for each dollar contributed by a director to accredited institutions of higher education up to a maximum of $6,000 each year. We have included the matching gifts paid on behalf of each of our non-employee directors for 2012 in the table below. We have included the matching gifts paid on behalf of Mr. Leer in the column titled "All Other Compensation" in the Summary Compensation Table above. During 2012, we did not pay any matching gifts on behalf of Mr. Eaves. Upon a director's retirement or other departure from the Board, the Board may approve a one-time donation to a charitable institution in the name of such director for recognition of that director's service and dedication to the Board. During 2012, the Board authorized a donation in Mr. Jennings' name as disclosed under the column titled "All Other Compensation" below.

        We also reimburse each director for their travel expenses incurred in connection with attendance at board and committee meetings and other matters related to service on the Board and for the costs of attending continuing education seminars, and pay the premiums for directors' liability insurance and travel accident insurance for each director. These amounts are not included in the table below since they are deemed to be business-related payments and not perquisites. We do not maintain a directors' retirement plan, and non-employee directors do not participate in our health, welfare or benefit plans.

        Stock Ownership Guidelines.    In order to more closely align the interests of our non-employee directors with the long-term interests of our stockholders, the Board has adopted stock ownership guidelines for non-employee directors. The guidelines establish a goal for each of our non-employee directors to own a number of shares of our common stock equal in value to $300,000. Each non-employee director is expected to satisfy this goal within five years of becoming a director. As of December 31, 2012, each of the non-employee directors who has been on the Board for at least five years satisfied the stock ownership goal. See the table under the heading "Security Ownership of Directors and Executive Officers" for more information about the beneficial ownership of our common stock by our non-employee directors.

        The following table sets forth compensation paid to each non-employee director during 2012.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
James R. Boyd	$170,000	$34,825	$6,000	$210,825
David D. Freudenthal	147,500	34,825	—	182,325
Patricia F. Godley	165,000	34,825	5,000	204,825
Paul T. Hanrahan	108,333	8,556		116,889
Douglas H. Hunt	145,000	34,825	6,000	185,825
Brian J. Jennings	131,250	34,825	25,000	191,075
J. Thomas Jones	145,000	34,825	—	179,825
George C. Morris III	144,583	29,625	—	174,208
A. Michael Perry	160,000	34,825	—	194,825
Robert G. Potter	149,583	34,825	—	184,408
Theodore D. Sands	160,000	34,825	5,000	199,825
Wesley M. Taylor	147,500	34,825	—	182,325
Peter I. Wold	145,833	34,825	6,000	186,658

(1)
Amounts shown include amounts that the directors elected to defer, on a discretionary basis, pursuant to our deferred compensation plan for non-employee directors described above.

(2)
Amounts shown constitute restricted stock units granted under the Company's 1997 Stock Incentive Plan as payment of the restricted stock unit portion of the non-employee director annual retainer, reported at grant date fair value on the date of grant, as determined under FASB ASC Topic 718. The grant date for all non-employee directors other than Mr. Hanrahan and Mr. Morris was February 23, 2012. The grant dates for Mr. Hanrahan and Mr. Morris were June 12, 2012 and March 7, 2012, respectively. Each restricted stock unit grants vest upon the retirement of such director from the Board.

(3)
Amounts shown for all non-employee directors other than Mr. Jennings represent contributions under our director matching gift program. Amount shown for Mr. Jennings represents one-time charitable donation to the Christopher and Dana Reeve Foundation made in Mr. Jennings' name.

 PERSONNEL AND COMPENSATION COMMITTEE REPORT

        The Personnel and Compensation Committee is comprised entirely of independent directors and has the responsibility for reviewing and recommending changes in our executive compensation policies and programs to the board of directors. The committee also reviews and makes recommendations for all compensation payments to our chief executive officer and other executives, which are approved by the board of directors as a whole.

        The Personnel and Compensation Committee has reviewed and met with management to discuss the disclosures contained in the section of this proxy statement entitled "Executive Compensation — Compensation Discussion and Analysis." Based on that review and discussions with management, the Personnel and Compensation Committee recommended to the board of directors, and the board of directors approved, including the disclosures contained in the section entitled "Compensation Discussion and Analysis" in this proxy statement and, by incorporating that section by reference, in the Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

                      PERSONNEL AND COMPENSATION COMMITTEE

                      Wesley M. Taylor, Chairman
                      Gov. David D. Freudenthal
                      Douglas H. Hunt
                      Theodore D. Sands
                      Peter I. Wold

 AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. Management is primarily responsible for the financial statements and reporting process, including the systems of internal controls, while the independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

        In this context, the Audit Committee has reviewed the Company's audited consolidated financial statements and has met with and held discussions with management, our internal auditors and with Ernst & Young LLP, the Company's independent registered public accounting firm, to discuss those financial statements and related matters. The Audit Committee reviewed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee also met, at least quarterly, with the auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also reviewed with the independent auditors their judgment as to the quality and the appropriateness of the Company's accounting principles and financial controls and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

        The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter prescribed by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm's independence, including those matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee considered whether the performance by Ernst & Young LLP of non-audit services was compatible with their independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board of directors approved, including the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission. The Audit Committee has retained Ernst & Young LLP as the Company's independent registered public accounting firm for 2013.

        While the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                      AUDIT COMMITTEE

                      A. Michael Perry, Chairman
                      Patricia F. Godley
                      Paul T. Hanrahan
                      J. Thomas Jones
                      George C. Morris III

EQUITY COMPENSATION PLAN INFORMATION

        The Arch Coal, Inc. 1997 Stock Incentive Plan, which was approved by our stockholders, is the sole plan under which the Company currently is authorized to issue shares of its common stock to employees. The following table provides information as of December 31, 2012, regarding the number of shares of Company common stock that may be issued under the Company's equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	5,756,735	$26.13	4,542,538
Equity compensation plans not approved by security holders	—	$—	—

Total	5,756,735	$26.13	4,542,538

 SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth, as of March 1, 2013, information concerning the beneficial ownership of our common stock by each director, each of the executives named in this proxy statement and all current directors and executive officers as a group. Under rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Each person reflected in the table below has both sole voting and investment power with respect to the shares included in the table, except as described in the footnotes below:

Name of Beneficial Owner	Number of Actual Shares Owned Directly or Indirectly(1)	Options Exercisable Within 60 Days(2)	Amount and Nature of Beneficial Ownership	Percent of Class	Other Stock-Based Items(3)	Total Stock-Based Ownership
John W. Eaves, President, Chief Executive Officer and Director	257,009	524,885	781,894	*	244,000	1,025,894
David D. Freudenthal, Director	0	0	0	—	18,083	18,083
Patricia F. Godley, Director	1,000	0	1,000	*	73,177	74,177
Paul T. Hanrahan, Director	5,000	0	5,000	*	24,979	29,979
Douglas H. Hunt, Director	30,000	0	30,000	*	85,867	115,867
J. Thomas Jones, Director	0	0	0	—	32,504	32,504
Steven F. Leer, Chairman	595,072	794,338	1,389,410	1.0	81,850	1,471,260
George C. Morris III, Director	19,053	0	19,053	*	18,129	37,182
A. Michael Perry, Director	14,898	0	14,898	*	46,997	61,895
Theodore D. Sands, Director	26,000	0	26,000	*	65,345	91,345
Wesley M. Taylor, Director	16,588	0	16,588	*	33,273	49,861
Peter I. Wold, Director	11,500	0	11,500	*	31,056	42,556
John T. Drexler, Senior Vice President and Chief Financial Officer	11,517	209,284	220,801	*	111,661	332,462
Robert G. Jones, Senior Vice President — Law, General Counsel and Secretary	49,097	216,456	265,553	*	75,000	340,553
Paul A. Lang, Executive Vice President and Chief Operating Officer	65,416	278,160	343,576	*	159,950	503,526
David N. Warnecke, former Senior Vice President — Marketing and Trading	11,642	257,130	268,772	*	35,150	303,922
All of our directors and executive officers as a group (21 persons)	1,151,381	2,543,274	3,694,655	2.0	1,423,007	5,117,662

*
Less than one percent of the outstanding shares.

(1)
Includes, for executive officers, shares of restricted stock, shares of our common stock that the executives have elected to defer under our deferred compensation plan for executive officers and indirect interests in shares of our common stock held under our defined contribution plan.

(2)
Represents shares of our common stock that could be acquired by exercising stock options through April 30, 2013.

(3)
Includes, for directors, unvested restricted stock units, indirect interests in shares of our common stock held under our deferred compensation plan for non-employee directors. Includes, for executive officers, unvested restricted stock units awarded to executives under our equity-based compensation plans and indirect interests in shares of our common stock held under our deferred compensation plan for executive officers. While restricted stock units and indirect interests in shares of our common stock under our deferred compensation plans may not be voted or transferred, we have included them in the table as they represent an economic interest in our common stock that is subject to the same market risk as ownership of actual shares of our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table shows all persons or entities that we know were "beneficial owners" of more than five percent of our common stock on March 1, 2013.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	19,142,299		9.02%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	11,634,793	(2)	5.48%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	11,303,428	(3)	5.3%

(1)
Based on its filings with the Securities and Exchange Commission, BlackRock, Inc. has sole voting and sole dispositive power over 19,142,299 shares of our common stock.

(2)
Based on its filings with the Securities and Exchange Commission, The Vanguard Group is the beneficial owner of 11,634,793 shares of our common stock. The Vanguard Group has the sole voting power over 327,545 shares of our common stock and sole dispositive power over 11,316,048 shares of our common stock.

(3)
Based on its filings with the Securities and Exchange Commission, State Street Corporation has shared voting and shared dispositive power over 11,303,428 shares of our common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and any persons beneficially holding more than ten percent of our common stock to report their ownership of common stock and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission has established specific due dates for these reports, and we are required to report in this proxy statement any failure to file by these dates. Based solely on a review of the copies of the reports furnished to us and written representations that no other such statements were required, we believe that all such reports of our directors and executive officers were filed on a timely basis except for the Form 4 filed by Mr. Kenneth D. Cochran on December 11, 2012 to report the acquisition of a nominal number of shares of phantom stock in his deferred compensation plan acquired as a result of the deferral of dividends, and the Form 4 filed by Mr. Jeffrey W. Strobel on December 11, 2012 to report 24 nominal acquisitions of phantom stock in his deferred compensation plan as a result of automatic withdrawals from his compensation.

 STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

        If you wish to submit proposals for possible inclusion in our 2014 proxy materials, we must receive them at our principal executive offices no later than the close of business on November 12, 2013. Proposals should be addressed to Robert G. Jones, Senior Vice President — Law, General Counsel and Secretary, Arch Coal, Inc., One CityPlace Drive, Suite 300, St. Louis, Missouri 63141.

        If you wish to nominate directors and/or propose proper business from the floor for consideration at the 2014 annual meeting of stockholders, our bylaws provide that:

  •
  you must notify our secretary in writing;

  •
  your notice must have been received at our headquarters not earlier than January 25, 2014 and not later than February 14, 2014; and

  •
  your notice must contain the specific information required in our bylaws.

        We will send copies of these requirements to any stockholder who writes to us requesting this information. Please note that these three requirements apply only to matters that you wish to bring before your fellow stockholders at the 2014 annual meeting of stockholders without submitting them for possible inclusion in our 2014 proxy materials.

 INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on April 25, 2013

        The notice of annual meeting, proxy statement and our 2012 annual report may be viewed online under "Annual Reports" in the Investors section of our website at http://investor.archcoal.com/annuals.cfm. Information on our website does not constitute part of this proxy statement. You may find more information about the date, time and location of the annual meeting of stockholders, as well as the items to be voted on by stockholders at the annual meeting, in the section of this proxy statement entitled "Proxy and Voting Information." There, you will also find information about attending the annual meeting and voting your proxy, including where you may find the individual control numbers necessary to vote your shares by telephone or over the Internet.

        If you are a stockholder of record and are interested in receiving future proxy statements and annual reports electronically, you should contact our transfer agent by accessing your account at amstock.com and selecting "Shareholder Account Access." If you hold shares of our common stock through a broker, bank or other nominee, please refer to the instructions provided by that entity for instructions on how to elect this option.

PROXY SOLICITATION

        We are paying the cost of preparing, printing, and mailing these proxy materials. We will reimburse brokerage firms, banks and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions.

        Proxies will be solicited by mail and also may be solicited by our executive officers and other employees personally, by telephone or by electronic means, but such persons will not be specifically compensated for such services. It is contemplated that brokerage firms, banks, custodians, fiduciaries and other nominees will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and we will reimburse them for their reasonable expenses incurred. If we decide to retain a proxy solicitor, we will pay the fees charged by the proxy solicitor.

DIRECTIONS TO THE ANNUAL MEETING

        The Wright Hotel is located at 300 Reata Drive, in Wright, Wyoming, approximately 40 miles south of Gillette, Wyoming and near our Black Thunder mining complex. Drive south on Highway 59 from Gillette to Wright, and turn west onto Highway 387. Drive westbound on Highway 387 for approximately 0.4 miles, and turn south onto Ranch Court. The first right turn off of Ranch Court will be Reata Drive, with the Wright Hotel located on the north side of Reata Drive.

By Order of the Board of Directors,

Robert G. Jones Senior Vice President — Law, General Counsel and Secretary
March 12, 2013

APPENDIX A

ARCH COAL, INC.
OMNIBUS INCENTIVE PLAN
(Formerly Known as 1997 Stock Incentive Plan)
(As Amended and Restated Effective January 1, 2013)

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

        1.01.    Purpose.    The purpose of the Arch Coal, Inc. Omnibus Incentive Plan (as amended from time to time, the "Plan") is to assist in attracting and retaining highly competent employees, directors and Consultants, to act as an incentive in motivating selected employees, directors and Consultants of the Company and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

        1.02.    Adoption and Term.    The Plan was originally titled the Arch Coal, Inc. 1997 Stock Incentive Plan, and was effective April 1, 1997. The Plan as amended and restated herein was approved by the Board to be effective as of January 1, 2013 (the "Effective Date"), subject to approval by the stockholders of the Company at the Company's 2013 Annual Meeting of Stockholders. The Plan shall remain in effect until the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner. Further, all Awards outstanding under the Plan immediately prior to the Effective Date shall continue to be subject to and governed by the provisions of the Plan in effect prior to this restatement and the terms and conditions set forth in the applicable Award Agreement.

ARTICLE II

DEFINITIONS

        For the purpose of this Plan, capitalized terms shall have the following meanings:

        2.01.  Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, other stock-based Awards described in Article VIII, cash-based incentive Awards described in Article IX or any other award made under the terms of the Plan.

        2.02.  Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant evidencing the terms and conditions of an individual Award granted under and subject to the Plan. Such agreement or acknowledgement may be in a paper or electronic format approved by the Company and may be delivered by email or other electronic means (including posting on a website maintained by the Company or a third party under contract with the Company and to which a participant has access), along with all other documents relating to the Plan or any Award that the Company is required to deliver to its security holders (including, without limitation, annual reports, prospectuses and proxy statements).

        2.03.  Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

        2.04.  Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

        2.05.  Board means the Board of Directors of the Company.

        2.06.  Cause unless otherwise defined in the applicable Award Agreement, shall have the same meaning as that term is defined in a Participant's offer letter or other applicable employment agreement; or, if there is no such definition, "Cause" means, as determined by the Committee in good faith, (a) the continued failure by the Participant to substantially perform his or her duties with the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness), or (b) the engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.

        2.07.  Change in Control means, and shall be deemed to have occurred upon the occurrence of, any of the following events: (a) consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger in which the holders of the Common Stock immediately prior to the merger will have more than 50% of the ownership of common stock of the surviving corporation immediately after the merger, (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, (c) adoption of any plan or proposal for the liquidation or dissolution of the Company, or (d) when any "person" (as defined in Section 13(d) of the Exchange Act), other than a Significant Stockholder, or any Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 20% of the Outstanding Company Stock at the time. Notwithstanding the foregoing, with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, a transaction shall not be deemed to be a Change in Control unless such transaction constitutes a "change in control event" within the meaning of Section 409A of the Code.

        2.08.  Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

        2.09.  Committee means the Personnel & Compensation Committee of the Board.

        2.10.  Common Stock means the common stock of the Company, par value $0.01 per share.

        2.11.  Company means Arch Coal, Inc., a Delaware corporation, and its successors.

        2.12.  Consultant means any natural person who provides bona fide consulting or advisory services to the Company or its Subsidiaries pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company's or its Subsidiaries' securities.

        2.13.  Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

        2.14.  Dividend Equivalent Account means a bookkeeping account in accordance with Section 10.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

        2.15.  Exchange Act means the Securities Exchange Act of 1934, as amended.

        2.16.  Exercise Price means, with respect to Options, the amount established by the Committee in the Award Agreement in accordance with Section 6.01(b) which is required to purchase each share of Common Stock upon exercise of the Option, or with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement in accordance with Section 6.02(b) which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant.

        2.17.  Fair Market Value means, on any date, (a) the closing sale price of a share of Common Stock as reported on an established stock exchange on which the Common Stock is regularly traded on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (b) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith and otherwise in accordance with Section 409A of the Code, and any regulations and other guidance thereunder.

        2.18.  Full Value Award means any Award the net value of which to the Participant is equal to the aggregate Fair Market Value of the total number of Shares subject to the Award.

        2.19.  Immediate Family means, whether through consanguinity or adoptive relationships, a Participant's spouse, children, stepchildren, siblings and grandchildren.

        2.20.  Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

        2.21.  Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

        2.22.  Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

        2.23.  Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

        2.24.  Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

        2.25.  Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

        2.26.  Performance Goals means the goals established by the Committee under an Award which, if met, shall entitle the Participant to payment under such Award and shall qualify such payment as "performance-based compensation" as that term is used in Section 162(m)(4)(C) of the Code. Such goals will be based upon such specified levels of achievement as the Committee may from time to time determine with respect to one or more of the following: operating income; net income; debt reduction; earnings per share; cash flow; cost reduction; earnings before interest, taxes, depreciation and amortization (EBITDA); environmental compliance; safety performance; production rates; operating cost per ton; total shareholder return; financial return measures; any one of such Goals may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, or an index established or designed by the Committee.

        2.27.  Plan has the meaning given to such term in Section 1.01.

        2.28.  Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

        2.29.  Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

        2.30.  Retirement means a Participant's voluntary Termination of Service on or after the date on which the Participant attains age 58 and has five years of continuous service with the Company or a Subsidiary, and such Participant has not been terminated for Cause.

        2.31.  Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

        2.32.  Section 409A Covered Award means an Award granted under the Plan that constitutes "non-qualified deferred compensation" pursuant to Section 409A of the Code.

        2.33.  Securities Act means the Securities Act of 1933, as amended.

        2.34.  Significant Stockholder means any shareholder of the Company who, immediately prior to the Effective Date, owned more than 5% of the Outstanding Common Stock of the Company.

        2.35.  Stock Appreciation Rights means awards granted in accordance with Article VI.

        2.36.  Subsidiary means a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

        2.37.  Substitute Award means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combined.

        2.38.  Termination of Service means the voluntary or involuntary termination of a Participant's service as an employee, director or Consultant with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or a Subsidiary; provided, that unless otherwise set forth in an Award Agreement, if a Participant ceases to provide services in one capacity and commences to provide services to the Company or a Subsidiary in another capacity (i.e., an employee becomes a Consultant upon termination of employment), then a Termination of Service shall not be deemed to have occurred until such time as the Participant is no longer providing services to the Company or Subsidiary in such other capacity. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

        3.01.    Committee.

          (a)    Duties and Authority.    The Committee shall have exclusive and final authority to administer, manage and control the operation, interpretation and administration of the Plan, which authority shall include, but shall not be limited to:

              (i)  Subject to the provisions of the Plan, the authority and discretion to select employees, directors and Consultants to receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, his or her present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

             (ii)  Subject to the provisions of the Plan, the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to "performance-based compensation" as described in Section 162(m) of the Code, and to take such action, establish such procedures, and impose such restrictions at the time such awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

            (iii)  The authority and discretion to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to make all other determinations, factual or otherwise, that it deems necessary or advisable for the administration of the Plan and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award, in each case, in the manner and to the extent the Committee deems necessary or advisable to carry it into effect.

  Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and binding on all persons. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. The Committee may only act at a meeting by unanimous consent if comprised of two members, and otherwise by a majority of its members. Any determination of the Committee may be made without a meeting by the unanimous written consent of its members.

          (b)    Delegation.    To the extent permitted by applicable law, the Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

          (c)    Indemnification.    Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        3.02.    Limitation on Vesting for Awards.    Notwithstanding any provision of the Plan to the contrary, (a) any stock-settled Full Value Award granted under the Plan that vests solely on the basis of the passage of time (e.g., not on the basis of achievement of performance goals) shall not vest more quickly than three (3)-years following the Date of Grant and (b) any stock-settled Full Value Award that vests based on the achievement of performance goals may not have a period for such performance goals shorter than one year; provided, however that vesting prior to either period may occur (i) in the event of the Participant's death, disability or involuntary Termination of Service, (ii) upon a Change in Control, or (iii) in connection with establishing the terms and conditions of employment of a Participant necessary for the recruitment of the Participant. The provisions of this Section 3.02 shall not apply to (A) any Awards granted to non-employee directors or Consultants, (B) Substitute Awards, or (C) Awards involving an aggregate number of shares of Common Stock not exceeding 5.0% of the number of shares available for Awards under the first sentence of Section 4.01.

ARTICLE IV

SHARES

        4.01.    Number of Shares Issuable.    The total number of shares of Common Stock authorized to be issued under the Plan in connection with Awards, including Incentive Stock Option Awards, shall be 30,900,000. The foregoing share limits shall be subject to adjustment in accordance with Section 10.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

        4.02.    Shares Subject to Terminated Awards.    If any portion or all of an Award is forfeited, cancelled, exchanged, settled in cash in lieu of shares, or surrendered or, if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Common Stock underlying such Award shall, to the extent of any such forfeiture, cancellation, exchange, cash settlement, surrender, termination or expiration, again be available for Awards under the Plan. Any shares of Common Stock that were subject to a Stock Appreciation Right that were not issued upon the exercise of such Stock Appreciation Right shall be available for the grant of new Awards under the Plan. In addition, shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Exercise Price of an Option or Stock Appreciation Right, or tax withholding obligation with respect to an Award, shall be available for the grant of new Awards under the Plan. Notwithstanding anything to the contrary herein, Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock which may be issued under the Plan.

        4.03.    Substitute Awards and Shares Issuable under Acquired Company Plans.    Substitute Awards shall not be counted against or otherwise reduce the number of shares available for future issuance under the Plan. In addition, if a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares available for future issuance under the Plan. Awards using such available shares under acquired plans shall not be made after the date awards could have been made under the terms of the acquired plan, absent the acquisition or combination, and shall only be made to individuals who were not eligible to participate in the Plan prior to such acquisition or combination.

 ARTICLE V

PARTICIPATION

        5.01.    Eligible Participants and Award Limits.    Participants in the Plan shall be such employees, directors and Consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

        5.02.  Subject to adjustment in accordance with Section 10.07, in any calendar year, no Participant shall be granted (a) Options or Stock Appreciation Rights in excess of 1,250,000 shares of Common Stock; (b) Awards of Restricted Stock or Restricted Stock Units in excess of 500,000 shares of Common Stock; (c) Other Stock-Based Awards in excess of 500,000 shares of Common Stock; and (d) cash-based Awards under Article IX or any other Award that may be settled solely in cash in excess of $5,000,000. Notwithstanding the foregoing, the Committee may grant Awards to a Participant in excess of the preceding Award limits if the Committee expressly determines that a particular Award shall not be designed to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code.

ARTICLE VI

STOCK OPTIONS

        6.01.    Option Awards.

          (a)    Grant of Options.    The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

          (b)    Exercise Price of Options.    The Exercise Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

          (c)    Designation of Options.    The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

          (d)    Special Incentive Stock Option Rules.    To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Incentive Stock Options shall constitute Non-Qualified Stock Options. For purposes of this Section 6.01(d), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the Participant may designate at the time of exercise which portion shall be deemed to be exercised, and in the absence of such express designation in writing, the portion of the Option treated as an Incentive Stock Option shall be deemed to be exercised first. Further, no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the Exercise Price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option, by its terms, is not exercisable for more than five years from the Date of Grant.

        6.02.    Stock Appreciation Rights.

          (a)    Stock Appreciation Right Awards.    The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

          (b)    Exercise Price.    The Exercise Price of any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

          (c)    Payment of Incremental Value.    Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the exercise date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

        6.03.    Terms of Stock Options and Stock Appreciation Rights.

          (a)    Conditions on Exercise.    An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

          (b)    Duration.    Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

              (i)  Expiration of the Award as provided in the Award Agreement; or

             (ii)  Termination of the Award in the event of a Participant's disability, retirement, death or other Termination of Service as provided in the Award Agreement; or

            (iii)  Ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)).

          (c)    Extension of Exercise Time.    The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to extend the exercise period of an Option or Stock Appreciation Right beyond the termination or expiration of the Option or Stock Appreciation Right under the terms of the Award Agreement; provided, in no event shall the exercise period be extended beyond the date set forth in Section 6.03(b)(iii).

          (d)    Vesting of Awards.    An Option or Stock Appreciation Right may be exercised, and payment shall be made upon exercise of such Option or Stock Appreciation Right, only to the extent that the Option or Stock Appreciation Right has vested in accordance with the terms of the Award Agreement.

          (e)    Effect of Termination of Service.    Unless otherwise provided in an applicable Award Agreement, no Option or Stock Appreciation Right, whether vested or unvested, may be exercised after the Participant has incurred a Termination of Service except as or as set forth below:

              (i)  if the Participant's Termination of Service is due to any reason other than death, disability, Retirement or a termination for Cause, any vested portion of an Option or Stock Appreciation Right may be exercised on or before the earlier of (A) sixty (60) days after such Termination and (B) the expiration of the term of the Option or Stock Appreciation Right;

             (ii)  if the Participant's Termination of Service is due to death or disability, any unvested outstanding Option or Stock Appreciation Right shall, for a period of one year from the date of such Termination, continue to vest on schedule and all Options or Stock Appreciation Rights that are vested, or become vested, may be exercised on or before the earlier of (A) one year after the date of such Termination and (B) the expiration of the term of the Option or Stock Appreciation Right;

            (iii)  if the Participant's Termination of Service is due to Retirement, any unvested outstanding Option or Stock Appreciation Right shall, for a period of five years from the date of such Termination, continue to vest on schedule and all Options or Stock Appreciation Rights that are vested, or become vested, may be exercised on or before the earlier of (A) five years after the date of such Termination and (B) the expiration of the term of the Option or Stock Appreciation Right; and

             (iv)  if the Participant's Termination of Service is due to a discharge by the Company for Cause, the right to exercise any outstanding Option or Stock Appreciation Right, whether vested or not, shall terminate immediately upon such Termination of Service.

        In no event may any Option or Stock Appreciation Right be exercised after the expiration of its term. Any Option or Stock Appreciation Right, or portion thereof, that is not exercised during the applicable time period specified above (or any other applicable period specified in an Award Agreement) shall be deemed terminated and no longer exercisable at the expiration of the applicable time period.

          (f)    Rights as a Shareholder.    A Participant or a transferee of an Option or Stock Appreciation Rights pursuant to Section 10.04 shall have no rights as a shareholder with respect to Common Stock covered by an Option or Stock Appreciation Right until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option or Stock Appreciation Right shall have become the holder of record of any such shares covered by the Option or Stock Appreciation Right; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 10.07.

        6.04.    Exercise Procedures.    Each Option or Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by notice to the Company or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by tendering (either by actual delivery or attestation) previously acquired shares of Common Stock, (b) by a "net exercise" method under which the Company reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Exercise Price, the part of the Exercise Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Exercise Price any fractional share of Common Stock. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury shares.

        6.05.    Change in Control.    With respect to each Award of Options or Stock Appreciation Rights, the Committee shall determine whether and to what extent such Options or Stock Appreciation Rights will become immediately and fully exercisable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Such provisions relating to the effect of a Change in Control on an outstanding Award of Options or Stock Appreciation Rights shall be set forth in the applicable Award Agreement.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

        7.01.    Award of Restricted Stock and Restricted Stock Units.    The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as "performance-based" compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

        7.02.    Restricted Shares.

          (a)    Issuance of Restricted Shares.    As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the

  Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

          (b)    Shareholder Rights.    Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a shareholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that unless otherwise provided in the applicable Award Agreement, any dividends or distributions of Shares with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

          (c)    Restriction on Transferability.    None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

          (d)    Delivery of Shares upon Vesting.    Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of the applicable Award Agreement, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 10.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

          (e)    Forfeiture of Restricted Shares.    All Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. Subject to Section 3.02, the Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

        7.03.    Restricted Stock Units.

          (a)    Settlement of Restricted Stock Units.    Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of

  Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

          (b)    Effect of Termination of Service.    Unless otherwise provided in an applicable Award Agreement, except as set forth below all unvested Restricted Stock Units will be forfeited upon a Participant's Termination of Service:

              (i)  if the Participant's Termination of Service is due to death, disability or Retirement, Participant shall retain, and such retained Restricted Stock Unit shall vest in accordance with its vesting schedule, a pro-rated number of unvested Restricted Stock Units equal to the total number of days such Participant worked for the Company over the total number of days included in the vesting period for such Restricted Stock Units.

          (c)    Shareholder Rights.    Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

          (d)    Dividend Equivalents.    For any Restricted Stock Unit granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Restricted Stock Unit, in accordance with Section 10.17.

          (e)    Deferral of Payment.    If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant's Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

        7.04.    Change in Control.    With respect to each Award of Restricted Shares or Restricted Stock Units, the Committee shall determine whether and to what extent such Award will become immediately and fully vested and nonforfeitable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Such provisions relating to the effect of a Change in Control on an outstanding Award of Restricted Shares or Restricted Stock Units shall be set forth in the applicable Award Agreement.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

        8.01.    Grant of Other Stock-Based Awards.    Other stock-based awards, consisting of Substitute Awards, stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, phantom stock arrangements, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

        8.02.    Terms of Other Stock-Based Awards.    In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article VIII shall be subject to the following:

          (a)    Any Common Stock subject to Awards made under this Article VIII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses;

          (b)   For any such Award, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a related Dividend Equivalent Account, in accordance with Section 10.17; and

          (c)    Subject to Section 3.02, the Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, with such provisions taking account of the specific nature and purpose of the Award.

        8.03.    Change in Control.    With respect to each grant of an Other Stock Based Award, the Committee shall determine whether and to what extent such Award will become immediately and fully vested and nonforfeitable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Such provisions relating to the effect of a Change in Control on an outstanding Other Stock-Based Award shall be set forth in the applicable Award Agreement.

ARTICLE IX

CASH-BASED INCENTIVE AWARDS

        9.01.    Eligibility.    Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive cash-based incentive awards under this Article IX.

        9.02.    Awards.

          (a)    Performance Targets.    The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

          (b)    Amounts of Awards.    In conjunction with the establishment of performance targets established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

          (c)    Payment of Awards.    Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

          (d)    Negative Discretion.    Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the Award that would be otherwise paid.

          (e)    Guidelines.    The Committee may adopt from time to time written policies for its implementation of this Article IX. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

          (f)    Non-Exclusive Arrangement.    The adoption and operation of this Article IX shall not preclude the Board or the Committee from approving other cash-based incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

ARTICLE X

TERMS APPLICABLE GENERALLY TO AWARDS GRANTED

UNDER THE PLAN

        10.01.    Plan Provisions Control Award Terms.    Except as provided in Section 10.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any provision in the Plan as constituted on the Date of Grant of such Award, the provision in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 10.03 and Section 10.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

        10.02.    Award Agreement.    No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

        10.03.    Modification of Award After Grant.    No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

        10.04.    Limitation on Transfer.    Except as provided in Section 7.02(c) in the case of Restricted Shares, Awards under the Plan are not transferable except by will or by the laws of descent and distribution. To the extent that a Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this Section 10.04, the Committee may, subject to any restrictions under applicable securities laws, permit Awards of Options (other than an Incentive Stock Option) to be transferred by a Participant for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of a Participant's Immediate Family or to a partnership comprised solely of members of the Participant's Immediate Family), subject to such limits as the Committee may establish, provided the transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer.

        10.05.    Taxes.    The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the minimum statutory amount to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

          (a)    The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

          (b)   In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

        10.06.    Surrender of Awards.    Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the Award holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company; provided, however, that no such substitution shall be permitted without the approval of the Company's shareholders if such approval is required by the rules of any applicable stock exchange.

        10.07.    Adjustments to Reflect Capital Changes or Transactions.

          (a)    Recapitalization.    In the event of any "equity restructuring" (within the meaning of FASB ASC Topic 718, Compensation — Stock Compensation) that causes the per share value of the Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (a) the aggregate number and kind of shares of Common Stock or other securities issued or reserved for issuance under the Plan, (b) the number and kind of shares of Common Stock or other securities subject to outstanding Awards, (c) the Exercise Price of outstanding Options or Stock Appreciation Rights, and (d) the annual award limits specified in Section 5.02 or any other maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of the rights of Participants. No adjustment shall be made pursuant to this Section 10.07 in connection with the conversion of any convertible securities of the Company, or in a manner that would cause an Award to be subject to adverse tax consequences under Sections 409A or 422 of the Code. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case under this Section 10.07(a).

          (b)    Merger.    After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. Notwithstanding Section 10.15, in the event of a Merger in which the Company is not the surviving corporation, outstanding Awards shall be subject to the agreement governing the Merger, which may provide, without limitation, for the assumption of Awards by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents. In any event, the exercise and/or vesting of any Award that was permissible solely by reason of this Section 10.07(b) shall be conditioned upon the consummation of the Merger.

          (c)    Options to Purchase Shares or Stock of Acquired Companies.    After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted

  Options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

        10.08.    No Right to Continued Service.    No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

        10.09.    Awards Not Includable for Benefit Purposes.    Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

        10.10.    Governing Law.    All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

        10.11.    No Strict Construction.    No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

        10.12.    Compliance with Rule 16b-3.    It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

        10.13.    Captions.    The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

        10.14.    Severability.    Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

        10.15.    Amendment and Termination.

          (a)    Amendment.    The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of shareholders of the Company, make any amendment which requires shareholder approval under the Code or under any other applicable law or rule of any stock exchange which lists the Common Stock or any other securities of the Company. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

          (b)    Termination.    The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

          (c)    No Repricing Without Shareholder Approval.    Notwithstanding any provision herein to the contrary, the repricing of Options or Stock Appreciation Rights is prohibited without prior approval of the Company's shareholders. For this purpose, a "repricing" means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or Stock Appreciation Right to lower its Exercise Price; (ii) any other action that is treated as a "repricing" under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or Stock Appreciation Right at a time when its Exercise Price is greater than the Fair Market Value of the underlying Common Stock in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 10.07 above. Such cancellation and exchange as described in clause (iii) of the preceding sentence would be considered a "repricing" regardless of whether it is treated as a "repricing" under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

        10.16.    Foreign Qualified Awards.    Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

        10.17.    Dividend Equivalents.    For any Award granted under the Plan other than an Option or Stock Appreciation Right, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

          (a)    Terms and Conditions.    Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant's Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

          (b)    Unfunded Obligation.    Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

          (c)    Performance Award Limitations.    Notwithstanding any other provision of this Section 10.17 or the Plan to the contrary, amounts credited to a Participant's Dividend Equivalent Account with respect to any unvested portions of an Award whose vesting is subject to the achievement of specified Performance Goals or other performance-based criteria shall be subject to the same vesting or forfeiture restrictions as the shares or units underlying the Award to which such dividend equivalents relate.

        10.18.    Adjustment of Performance Goals and Targets.    Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the "performance-based compensation" exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

        10.19.    Legality of Issuance.    Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (a) any applicable registration requirements under the Securities Act (or the Committee has determined that an exemption therefrom is available), (b) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (c) any applicable Corporate policy or administrative rules, and (d) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

        10.20.    Restrictions on Transfer.    Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, the United States or any other applicable foreign law.

        10.21.    Further Assurances.    As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

        10.22.    Compliance with Section 409A.    Although the Company does not guarantee to a Participant the particular tax treatment of an Award granted under the Plan, the Plan is, and Awards made under the Plan are, intended to comply with, or be exempt from, the requirements of Section 409A of the Code, and the Plan and any Award Agreements shall be interpreted in a manner consistent with such intent. In addition, and notwithstanding any provision of the Plan to the contrary, the Company reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A of the Code and the regulations promulgated thereunder. All Section 409A Covered Awards shall be paid in a manner intended to comply with Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code or this Section 10.22. Notwithstanding anything in the Plan or in an Award Agreement to the contrary, the following provisions shall apply to Section 409A Covered Awards:

          (a)    A Termination of Service shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant's service unless such termination is also a "Separation from Service" within the meaning of Section 409A of the Code and, for purposes of any such provision of Section 409A Covered Award, references to a "termination," "termination of employment" or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or Award Agreement, if the Participant is deemed on the date of the Participant's Termination of Service to be a "specified employee" within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant's Separation from Service, and (ii) the date of the Participant's death. All payments delayed pursuant to this Section 10.22(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant's Separation from Service or, if earlier, on the date of the Participant's death.

          (b)   Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

          (c)    If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Section 409A of the Code, each installment shall be treated as a separate payment.

        10.23.    Recovery of Compensation in Connection with Financial Restatement.    Notwithstanding any other provision of this Plan or any applicable Award Agreement to the contrary, if the Board determines that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances, a Participant shall be required to reimburse the Company for any amounts earned or payable with respect to an Award to the extent required by and otherwise in accordance with applicable law and any Company policies. Without limiting the foregoing, all Awards granted or other compensation paid by the Company under the Plan will be subject to any compensation recapture policies required by applicable law (including the Sarbanes-Oxley Act of 2002) or that are established by the Board or the Committee from time to time, in their respective sole discretion, including any clawback policy adopted or implemented by the Board or Committee in respect of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and such regulations as are promulgated thereunder from time to time to the extent required therein and the implementing regulations.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on April 24, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you received proxy materials in the mail and would like to reduce the costs incurred by Arch Coal, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on April 24, 2013. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Arch Coal, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to arrive no later than the closing of the polls on April 25, 2013. THIS PORTION OF THE PROXY CARD SHALL SERVE AS AN ADMISSION TICKET TO THE ANNUAL MEETING OF THE STOCKHOLDERS ON APRIL 25, 2013. ARCH COAL, INC. ONE CITYPLACE DRIVE, SUITE 300 ST. LOUIS, MO 63141 M53633-P33140 ARCH COAL, INC. The Board of Directors unanimously recommends you vote "FOR" all the director nominees listed below in Proposal 1: 1. Election of Directors. Nominees: Against For Abstain To be elected for terms expiring on 2016. 1a. Paul T. Hanrahan 1b. Steven F. Leer 1c. Theodore D. Sands Abstain Against For The Board of Directors unanimously recommends you vote "FOR" the following Proposals 2-4: 2. Approval of the Arch Coal, Inc. Omnibus Incentive Plan (formerly known as the Arch Coal, Inc. 1997 Stock Incentive Plan). 3. Ratification of the appointment of Ernst & Young, LLP as independent registered public accounting firm for the fiscal year ending December 31, 2013. 4. Advisory approval of the Company's named executive officer compensation. For address changes and/or comments, please check this box and write them on the back where indicated. NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof. The foregoing items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on March 1, 2013 as the record date for determining stockholders of the Company entitled to receive notice of and vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 25, 2013: The 2013 Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. M53634-P33140 One CityPlace Drive, Suite 300 St. Louis, Missouri 63141 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 25, 2013 AT 8:00 AM MOUNTAIN TIME The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated March 12, 2013 and accompanying Proxy Statement, and hereby appoints John W. Eaves and Robert G. Jones and each of them, with full power of substitution, as proxies for and in the name of the undersigned to represent and to vote all share of common stock of Arch Coal, Inc., a Delaware corporation, that the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders to be held on April 25, 2013, at 8:00 a.m. Mountain time, and at any adjournment or postponement thereof, upon the matters set forth on the reverse side hereof, and in their discretion upon such other matters, if any, as may properly come before the meeting. This Proxy, if signed and returned, will be voted as indicated. If this card is signed and returned without indication as to how to vote, the shares will be voted FOR Proposals 1-4. Any one of said proxies, or any substitutes, who shall be present and act at the meeting shall have all the powers of said proxies hereunder. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)